SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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       14a-6(e)(2))
[ ]    Definitive Proxy Statement
[ ]    Definitive Additional Materials
[ ]    Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                            SONOMAWEST HOLDINGS, INC.

                ------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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

                                   SONOMAWEST
                                  HOLDINGS INC
                  2064 HIGHWAY 116 NORTH o SEBASTOPOL, CA 95472
                    PH: (707) 824-2001 o FAX: (707) 829-4630

                           --------------------------

                           NOTICE OF ANNUAL MEETING OF
                        SHAREHOLDERS AND PROXY STATEMENT

                                October 27, 2004

                           ---------------------------


To the Shareholders of SonomaWest Holdings, Inc.:

         Notice is hereby given that the Annual Meeting of the Shareholders of SonomaWest Holdings, Inc. (the "Company") will be held on Wednesday, October 27, 2004 at 11:00 a.m., local time, at Three Embarcadero Center, 12th Floor, San Francisco, California 94111 for the following purposes:

         1. To elect four directors to serve until the 2005 Annual Meeting of Shareholders or until their respective successors are elected and qualified.

         2. To consider and vote upon a proposal to amend the Company's 2002 Stock Incentive Plan to (i) increase the number of shares available for issuance under the 2002 Plan; (ii) to provide for the cashless exercise of stock options granted under the 2002 Plan; and (iii) to change the calculation of fair market value under the 2002 Plan.

         3. To approve the reincorporation of the Company from California to Delaware by means of a merger with and into a wholly-owned Delaware subsidiary.

         4. To approve the appointment of Grant Thornton LLP as independent auditors for the fiscal year ending June 30, 2005.

         5. To transact such other business as may properly come before the meeting or any adjournment thereof.

         The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

         Only shareholders of record at the close of business on September 10, 2004 are entitled to notice of and to vote at the meeting and at any continuation or adjournment thereof.

         All shareholders are cordially invited to attend the meeting in person. However, to ensure your representation at the meeting, we urge you to mark, sign, date and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any shareholder attending the meeting may vote in person even if such shareholder has returned a proxy.

                                             By Order of the Board of Directors,


                                             Matthew J. Ertman
                                             SECRETARY

Sebastopol, California
September 10, 2004

                                   SONOMAWEST
                                  HOLDINGS INC
                  2064 HIGHWAY 116 NORTH o SEBASTOPOL, CA 95472
                    PH: (707) 824-2001 o FAX: (707) 829-4630

                           --------------------------

                                 PROXY STATEMENT

                       For Annual Meeting of Shareholders
                         October 27, 2004, at 11:00 a.m.

INFORMATION CONCERNING VOTING AND SOLICITATION

GENERAL

         This Proxy Statement is furnished by the Board of Directors of SonomaWest Holdings, Inc. (the "Company") to solicit shareholder proxies to be voted at the Annual Meeting of Shareholders to be held on Wednesday, October 27, 2004, at 11:00 a.m., local time, or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders. The Annual Meeting will be held at Three Embarcadero Center, 12th Floor, San Francisco, California 94111.

         The mailing of these proxy solicitation materials and the Company's Annual Report to Shareholders for the year ended June 30, 2004 commenced on or about September [ ? ], 2004.

VOTING

         The Board of Directors has fixed the close of business on September 10, 2004 as the Record Date for the determination of shareholders entitled to receive notice of, and to vote at, the Annual Meeting or any adjournment thereof. At the Record Date 1,114,257 shares of the Company's common stock were issued and outstanding, and no shares of any other class of stock were outstanding.

         Each shareholder on the Record Date will be entitled to one vote for each share held on all matters to be voted upon at the Annual Meeting, except for the election of Directors. In the election of Directors, shareholders have cumulative voting rights, which means that each shareholder is entitled to a number of votes equal to the number of his or her shares multiplied by the number of Directors to be elected (four). A shareholder may cast all of his or her votes for a single candidate, or may distribute votes among as many candidates as he or she may see fit. No shareholder may cumulate votes for a candidate, however, unless the name(s) of the candidate(s) have been placed in nomination prior to the voting and the shareholder has given notice at the Annual Meeting, before the voting has begun, of his or her intention to cumulate votes. If one shareholder has already given such a notice, all shareholders may cumulate their votes for candidates in nomination without further notice.

         The inspector of election appointed for the meeting will tabulate all votes and will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Each proxy received without specific directions indicated thereon will be voted FOR the election of the nominees named in this proxy statement, FOR the amendments to the Company's 2002 Stock Incentive Plan, as described more fully under the section entitled "Proposal 2", FOR the approval of the reincorporation of the Company from California to Delaware by means of a merger with and into a wholly-owned Delaware subsidiary, as described more fully under the section entitled "Proposal 3" and FOR the approval of the appointment of Grant Thornton LLP as the Company's independent auditors for the fiscal year ending June 30, 2005. Broker non-votes are only voted on a shareholder's behalf in favor of "routine" proposals. Therefore, broker non-votes will only be voted for Proposal 1 and Proposal 4. "Broker non-votes" are shares held by brokers or nominees which are present in person or represented by proxy, but which are not voted on a particular matter because instructions have not been received from the beneficial owner. All properly executed proxies that are not revoked will be voted at the meeting in accordance with the instructions contained therein.

REVOCABILITY OF PROXIES

         Any person giving a proxy in the form accompanying this statement has the power to revoke such proxy at any time before it is voted. The proxy may be revoked by filing with the Secretary of the Company at the Company's principal executive office a written notice of revocation or a duly executed proxy bearing a later date, or by filing written notice of revocation with the secretary of the meeting prior to the voting of the proxy, or by attending the meeting and voting in person.

SOLICITATION

         The Company will bear the entire cost of solicitation, including preparation, assembly, printing, and mailing of this Proxy Statement, the Proxy card, and any additional material furnished to shareholders. Copies of solicitation material will be furnished to brokerage houses, fiduciaries, and custodians holding shares in their names which are beneficially owned by others to forward to such beneficial owners. In addition, the Company may reimburse such persons for their costs of forwarding the solicitation material to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram, or personal solicitation by directors, officers, or employees of the Company. No additional compensation will be paid for any such services. Except as described above, the Company does not intend to solicit proxies other than by mail.

SHAREHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

         Any of our eligible shareholders who wish to submit a proposal for action at our next annual meeting of shareholders and desires that such proposal be considered for inclusion in our proxy statement and form of proxy relating to such meeting must provide a written copy of the proposal to us at our principal executive offices not later than June 6, 2005, and must otherwise comply with the rules of the Securities and Exchange Commission relating to shareholder proposals.

         The proxy or proxies designated by us will have discretionary authority to vote on any matter properly presented by an eligible shareholder for action at our next annual meeting of shareholders, but not submitted for inclusion in the proxy materials for such meeting unless notice of the matter is received by us at our principal executive office not later than August 22, 2005, and certain other conditions of the applicable rules of the Securities and Exchange Commission are satisfied. Shareholder proposals should be addressed to our Secretary at 2064 Highway 116 North, Sebastopol, California 95472.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

         At the Annual Meeting, four Directors are to be elected by the shareholders to serve until the next Annual Meeting or until the election and qualification of their successors. The Board's proxy holders (named on the enclosed Proxy card) intend to vote all shares for which proxies are granted to elect the four nominees selected by the Company's Board of Directors and intend to vote such shares cumulatively if necessary to elect some or all of such nominees.

         If any of the Board's nominees refuses or is unable to serve as a Director (which is not now anticipated), the Board's proxy holders intend to nominate and vote for such other person(s) as they believe will best serve the interests of the Company. Any shareholder may nominate a candidate for Director from the floor at the Meeting. Such nominee must consent to serve, if elected, prior to voting on his or her name. The Board of Directors has no reason to believe that any substitute nominee or nominees will be required.

         The four nominees for Director who receive the most affirmative votes will be elected Directors. Votes withheld shall have no effect on the election result.

             MANAGEMENT RECOMMENDS A VOTE "FOR" EACH OF THE NOMINEES
                            FOR DIRECTOR NAMED BELOW

NOMINEES

         The table below indicates the respective nominee's position with the Company, age, and year in which he first became a Director.

NAME                    AGE     POSITION WITH THE COMPANY         DIRECTOR SINCE
----                    ---     -------------------------         --------------

David J. Bugatto         40     Director                               2001
Gary L. Hess             52     Director                               1996
Roger S. Mertz           60     Chairman of the Board                  1993
Fredric Selinger         65     Director                               1999

         Each of the nominees, directors and named current executive officers of the Company has been engaged in the principal occupations set forth below during the past five (5) years.

         DAVID  J.  BUGATTO,  Director.  Mr.  Bugatto  is  President  and  Chief
Executive Officer of Alleghany Properties, Inc. ("API") and Sacramento Properties Holdings Inc. ("SPHI") (real estate investments) which are subsidiaries of Alleghany Corporation, a publicly traded corporation on the NYSE. Mr. Bugatto is also a Director of both API and SPHI.

         GARY L. HESS, Director. Mr. Hess served as President and Chief Executive Officer of the Company from May 1, 1996 until October 31, 2001, and Chief Financial Officer from June 14, 1999 until October 31, 2001. Prior thereto he was a Senior Vice President of Dole Food Company, Inc. (fresh and processed fruit) (1993-1996); President of Cadace Enterprises, Inc. (water conservation products) and The Marketing Partnership (1992-1993); and Director of Marketing,
E. & J. Gallo Winery (wine and distilled spirits) (1987-1992).

         ROGER S. MERTZ, Chairman of the Board. Mr. Mertz was appointed Chairman of the Board on October 31, 2001. In accordance with Section 312 of the California General Corporation Law, since the Company has no individual serving as President, Mr. Mertz is deemed the Company's Chief Executive Officer and serves in that capacity. Mr. Mertz is an attorney-at-law. He is a partner of the California law firm of Allen Matkins Leck Gamble & Mallory LLP. Prior to October 1999, Mr. Mertz was a partner of the San Francisco, California law firm of Severson & Werson.

         FREDRIC SELINGER, Director. Mr. Selinger is Senior Managing Director of Corporate Finance of Sutter Securities, Incorporated (investment banking and consulting). Prior to March 1995, Mr. Selinger was Managing Director of Jackson Square Capital Corp. (private investment banking and consulting).

         THOMAS R. EAKIN, Chief Financial Officer. Mr. Eakin, age 50, has served as the Company's Chief Financial Officer since October 31, 2001 and also served in such capacity from March 1987 to April 1999.

Mr. Eakin served as the Company's Controller from December 1983 to February 1987. Since July 2000, Mr. Eakin has also owned, managed and served as a consultant for Eakin Consulting. From April 1999 to June 2000, Mr. Eakin served as Chief Financial Officer for Associated Vintage Group, a custom wine producer in Graton, California.

                              CORPORATE GOVERNANCE

         The Company operates within a comprehensive plan of corporate governance for the purpose of defining responsibilities, setting high standards of professional and personal conduct and assuring compliance with such responsibilities and standards. In July 2002, Congress passed the Sarbanes-Oxley Act of 2002, which, among other things, establishes, or provides the basis for, a number of new corporate governance standards and disclosure requirements. In addition, the National Association of Securities Dealers (NASD), the governing body of the NASDAQ, has recently adopted changes to the NASDAQ's corporate governance and listing requirements. The Company regularly monitors developments in the area of corporate governance.

BOARD OF DIRECTORS

         The Board of Directors consists of directors who are elected by the Company's shareholders, and is the ultimate decision-making body of the Company except with respect to those matters reserved to the shareholders. The Board of Directors acts as an advisor and counselor to senior management and ultimately monitors its performance. These functions of the Board of Directors are fulfilled by the presence of directors who have a substantive knowledge of the Company's business.

         MEETING ATTENDANCE

         The Board of Directors met eight times during the fiscal year ended June 30, 2004. Each director attended all of the meetings of the Board or its committees upon which he served that were held during the last fiscal year. While the Company encourages all members of the Board to attend the annual meeting, there is no formal policy as to their attendance at each of the annual meetings of shareholders. All of the directors attended the 2003 Annual Meeting of Shareholders.

         INDEPENDENCE

         Each year, the Board reviews the relationships that each director has with the Company and with other parties. Only those directors who do not have any of the categorical relationships that preclude them from being independent within the meaning of applicable NASD Marketplace Rules and who the Board affirmatively determines have no relationships that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director, are considered to be independent directors. In conducting its review, the Board considered transactions and relationships between each director or any member of his immediate family and the Company and its subordinates and affiliates, including those reported under "Certain Relationships and Related Transactions" below. After evaluating these factors, the Board has determined that Fredric Selinger and David J. Bugatto are independent within the meaning of applicable NASD Marketplace Rules for the purpose of serving on the Board. The Company is searching for additional independent directors to appoint to the Board and Committees of the Board to satisfy NASDAQ listing requirements.

         EXECUTIVE SESSIONS

         Independent members of the Board meet regularly in executive session without management present.

         SHAREHOLDER COMMUNICATIONS

         Shareholders may communicate in writing with the Chairman of the Board or the non-management members of the Board as a group by mail addressed to the Secretary of the Company at the following address: 2064 Highway 116 North, Sebastapol, California 95472. The Secretary will review all correspondence sent to the attention of the non-management directors and regularly forward to the Board a summary of such correspondence. Copies of all correspondence that, in the opinion of the Secretary, deals with the functions of the Board or committees thereof or that he otherwise determines requires their attention will also be forwarded to the Board. Concerns relating to the accounting, internal controls or auditing matters will be handled in accordance with the Company's COMPLAINT PROCEDURE AND NONRETALIATION POLICY FOR ACCOUNTING, SECURITIES AND SHAREHOLDER MATTERS which was adopted by the Audit Committee, a copy of which is attached to the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2004.

         CODES OF ETHICS

         The Board of Directors has adopted a CODE OF BUSINESS CONDUCT AND ETHICS that applies to all of our employees, officers and directors, and a Code of Ethics for our Chief Executive Officer and senior financial officers. Copies of these codes of ethics are attached to the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2004.

COMMITTEES OF THE BOARD OF DIRECTORS

         The Board has standing Audit and Compensation Committees. The Board has adopted charters for the Audit and Compensation Committees. Copies of the Audit Committee and Compensation Committee charters are attached to this Proxy Statement as Appendices A and B.

         AUDIT COMMITTEE

         The members of the Audit  Committee  are Messrs.  Selinger  (Chairman),
Bugatto and Hess. The Board has determined that Mr. Selinger is independent within the meaning established by applicable NASD Marketplace Rules and Rule 10A-3 of the Securities Exchange Act of 1934. The Board has also determined that Mr. Selinger is an "audit committee financial expert" as defined in Item 401(h) of Regulation S-K. Messrs. Bugatto and Hess are not independent by virtue of the consulting fees and commissions each received in fiscal year 2004, respectively. However, the two directors were appointed to the Committee based on their in-depth knowledge of the Company's operations and controls.

         The Audit Committee's function is to provide assistance to the Company's Board in its oversight of: the integrity of the Company's financial statements; compliance with legal and regulatory requirements; reviewing and maintaining the independent auditors' qualifications and independence; and the performance of the Company's internal audit function and independent auditors. The Audit Committee is solely responsible for the appointment, compensation and oversight of the independent auditors, and, if deemed necessary, the termination of the independent auditors. The Audit Committee met one time during fiscal year 2004. The Audit Committee's authority and duties and obligations are more particularly described in the Audit Committee's charter.

         In 2003, the Audit Committee adopted a policy concerning approval of audit and non-audit services to be provided to the Company by its independent auditor, Grant Thornton LLP. The policy requires that all services to be provided by Grant Thornton LLP, including audit services and permitted audit-related and non-audit services, must be pre-approved by the Audit Committee. The Audit Committee pre-approved all audit and non-audit services provided by Grant Thornton LLP during fiscal year 2004.

         COMPENSATION COMMITTEE

         The members of the Compensation Committee are Messrs. Hess (Chairman), Bugatto and Selinger. The Board has determined that Messrs. Bugatto and Selinger are independent within the meaning of applicable

NASD Marketplace Rules. Mr. Hess is not independent by virtue of the compensation he received in fiscal 2004. The Compensation Committee met one time during fiscal year 2004. The functions of the Compensation Committee of the Board of Directors are to: develop and recommend to the full Board compensation arrangements, including bonuses and stock options for directors, executive officers and other key employees, and fee arrangements for outsourced management; advise the Board on policy matters concerning officer compensation, and administration of the Company's stock option plans; administer the Company's stock option plans; establish and review general policies relating to the compensation and benefits of the Company's employees; and perform such other functions regarding compensation as the Board may delegate.

         COMPENSATION  COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The Company is not aware of any interlocks or insider participation required to be disclosed under applicable rules of the Securities and Exchange Commission. No members of the Compensation Committee were employees of the Company during the fiscal year ended June 30, 2004. As described in the Section below entitled "Certain Relationships and Related Transactions," Gary Hess during fiscal year 2004 received separation payments from the Company pursuant to a separation agreement and had an existing loan from the Company in connection with the exercise of stock options.

         NOMINATING COMMITTEE

         The Company does not have a standing nominating committee. Due to the small size of its Board, the Company does not foresee the need to establish a separate nominating committee. The independent directors of the Board are responsible for evaluating and recommending individuals for election or reelection to the Board, including those recommendations submitted by shareholders. Currently, the independent directors of the Board (within the meaning of NASD Marketplace Rules) are Fredric Selinger and David Bugatto.

         It is the Company's  policy that  candidates  for director  possess the highest personal and professional integrity, have demonstrated exceptional ability and judgment, and have skills and expertise appropriate for the Company and serving the long-term interest of the Company's shareholders. The Company's process for identifying and evaluating nominees is as follows: (1) in the case of incumbent directors whose terms of office are set to expire, the independent directors review such directors' overall service to the Company during their term, including the number of meetings attended, level of participation, quality of performance, and any related party transactions with the Company during the applicable time period; and (2) in the case of new director candidates, the committee first conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of the Board. The independent directors meet to discuss and consider such candidates' qualifications, including relevant career experience, relevant technical skills, industry knowledge and experience, financial expertise (including expertise that could qualify a director as a "financial expert") and whether the nominee is independent for purposes of the NASD Marketplace Rules. The independent directors then select a candidate for recommendation to the Board by majority vote. In seeking potential nominees, the independent directors use a network of contacts to compile a list of potential candidates, but may also engage, if deemed appropriate, a professional search firm. To date, the Company has not paid a fee to any third party to assist in the process of identifying or evaluating director candidates, nor has the Board rejected a timely director nominee from a shareholder holding more than 5% of the Company's voting stock.

         The independent directors will consider director candidates recommended by shareholders provided the shareholders follow the procedures set forth below and in the Company's bylaws. The independent directors do not intend to alter the manner in which they evaluate candidates, including the criteria set forth above, based on whether the candidate was recommended by a shareholder or otherwise.

         Shareholders who wish to recommend individuals for election to the Board may do so by submitting a written recommendation to the independent directors in accordance with the procedures set forth above in this proxy statement under the heading "Shareholder Proposals for the Next Annual Meeting." For nominees for election to the Board proposed by shareholders to be considered, the following information concerning each nominee must be timely submitted in accordance with the required procedures: (1) the nominee's name, age, business address, residence address, principal occupation or employment, the class and number of shares of the Company's capital stock the nominee beneficially owns and any other information relating to the nominee that is required to be disclosed in solicitations for proxies for election of directors pursuant to Section 14 of the Securities Exchange Act of 1934 and the rules and regulations thereunder; and (2) as to the shareholder proposing such nominee, that shareholder's name and address, the class and number of shares of the Company's capital stock the shareholder beneficially owns, a description of all arrangements and understandings between the shareholder and the nominee or any other person (including their names) pursuant to which the nomination is made, a representation that the shareholder is a holder of record of the Company's stock entitled to vote at the meeting and that the shareholder intends to appear in person or by proxy at the Annual Meeting to nominate the person named in its notice, and any other information relating to the shareholder that is required to be disclosed in solicitations for proxies for election of directors pursuant to Section 14 of the Securities Exchange Act and the rules and regulations thereunder. The notice must also be accompanied by a written consent of the proposed nominee to being named as a nominee and to serve as a director if elected.

COMPENSATION OF DIRECTORS

         DIRECTOR COMPENSATION. During fiscal year 2005, the Directors, not including the Chairman of the Board, receive $1,000 per quarter for serving as a director, $250 per quarter for serving on one or more committees of the Board, and $1,000 for each Board meeting attended. The Chairman of the Board receives $1,000 per quarter for serving as a director, $500 per quarter for serving as the Chairman of the Board, and $1,000 for each Board meeting attended. During fiscal year 2004, the Directors received $900 per quarter for serving as Directors, $600 for each Board or committee meeting attended, and $400 for each telephonic Board meeting. Directors' fees paid by the Company during fiscal year 2004 totaled $33,800. In connection with their services to the Company, on July 30, 2003, Messrs. Bugatto, Hess and Selinger received a fully vested, non-qualified stock option grant to purchase 5,000 shares of the Company's common stock at $5.05 per share and Mr. Mertz received a fully vested, non-qualified stock option grant to purchase 7,500 shares of the Company's common stock at $5.05 per share. No stock options have been granted to any of the directors since July 30, 2003.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

         The following tables, based in part upon information supplied by officers, directors and principal shareholders, set forth certain information known to the Company with respect to beneficial ownership of the Company's common stock as of September 10, 2004, by (i) each beneficial owner of more than 5% of the Company's common stock, (ii) the Company's Chief Executive Officer and each of the four other most highly compensated executive officers whose aggregate compensation exceeded $100,000 for the fiscal year ended June 30, 2004 (collectively, the "Named Executive Officers"), (iii) each Director of the Company, and (iv) all Directors and executive officers of the Company as a group. Except as otherwise indicated, each person has sole voting and investment power with respect to all shares shown as beneficially owned, subject to community property laws where applicable. Voting power is the power to vote or direct the voting of securities, and investment power is the power to dispose of or direct the disposition of securities.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

                                                     SHARES OF COMMON STOCK BENEFICIALLY OWNED (a)
                                                     -----------------------------------------
NAME AND ADDRESS OF BENEFICIAL OWNER                         NUMBER             PERCENT

Craig R. Stapleton                                           368,830(b)          32.8%
135 E. Putnam Avenue
Greenwich, CT  06830

Gary L. Hess                                                  73,617(c)           6.5%
2064 Highway 116, North
Sebastopol, CA  95472

Wendy W. Stapleton                                            71,165(d)           6.4%
135 E. Putnam Avenue
Greenwich, CT  06830

Roger S. Mertz                                                57,110(e)           5.0%
Three Embarcadero Center, 12th Floor
San Francisco, CA 94111


(a) Security ownership information for beneficial owners is taken from statements filed with the Securities and Exchange Commission pursuant to Sections 13(d), 13(g) and 16(a) and information made known to the Company. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock subject to options that are currently exercisable or exercisable within 60 days of September 10, 2004 are deemed to be outstanding for the purpose of computing the percentage ownership of the person holding those options, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person. The percentage of beneficial ownership is based on 1,114,257 shares of common stock outstanding as of September 10, 2004.

(b) Includes 332,137 shares owned directly by Mr. Stapleton or trusts for the benefit of Mr. Stapleton, 10,000 shares issuable upon the exercise of stock options and 26,693 shares owned by Mr. Stapleton's wife to which Mr. Stapleton disclaims any beneficial interest.

(c) Includes 63,617 shares owned directly and 10,000 shares issuable upon the exercise of stock options.

(d)      Wendy W. Stapleton is the daughter of Craig R. Stapleton.

(e) Includes 29,955 shares owned directly, 25,000 shares issuable upon the exercise of stock options, and 2,155 shares held by Mr. Mertz as trustee and to which Mr. Mertz disclaims any beneficial interest.

SECURITY OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

         The table below presents the security ownership of the Company's Directors, Named Executive Officers, and all Directors and executive officers as a group as of September 10, 2004.

                                                   SHARES BENEFICIALLY OWNED (a)
                                                   -----------------------------

NAME OF BENEFICIAL OWNER                           NUMBER             PERCENT
------------------------                           ------             -------
Gary L. Hess                                       73,617(b)             6.5%
Roger S. Mertz                                     57,110(c)             5.0%
Fredric Selinger                                   22,000(d)             1.9%
David J. Bugatto                                   20,000(e)             1.7%
------------------------------------
All directors and executive officers
as a group                                        174,227               14.6%
------------------------------------

(a) Shares listed in this column include all shares held by the named individuals and all directors and executive officers as a group in their own names and in street name. Security ownership information for beneficial owners is taken from statements filed with the Securities and Exchange Commission pursuant to Sections 13(d), 13(g) and 16(a) and information made known to the Company. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock subject to options that are currently exercisable or exercisable within 60 days of September 10, 2004 are deemed to be outstanding for the purpose of computing the percentage ownership of the person holding those options, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person. The percentage of beneficial ownership is based on 1,114,257 shares of common stock outstanding as of September 10, 2004.

(b) Includes 63,617 shares owned directly and 10,000 shares issuable upon the exercise of stock options.

(c) Includes 29,955 shares owned directly, 25,000 shares issuable upon the exercise of stock options, and 2,155 shares held by Mr. Mertz as trustee and to which Mr. Mertz disclaims any beneficial interest.

(d) Includes 2,000 shares owned directly and 20,000 shares issuable upon the exercise of stock options.

(e)      Includes 20,000 shares issuable upon the exercise of stock options.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

         The Summary Compensation Table shows certain compensation information for the Chief Executive Officer and each of the four other most highly compensated executive officers whose aggregate compensation exceeded $100,000 for the fiscal year ended June 30, 2004 (collectively, the "Named Executive Officers"). Compensation data is shown for the fiscal years ended June 30, 2004, 2003, and 2002. This information includes the dollar value of base salaries, bonus awards, the number of Options/SARs granted, and certain other compensation, if any, whether paid or deferred.

                                             Annual Compensation(a)               Long Term
                                             ----------------------              Compensation
                                                                                    Awards
                                                                                    ------

Name                                  Year        Salary($)      Bonus($)      Options/SARS(#)      All Other
----                                  ----        ---------      --------      ---------------      Compensation($)
                                                                                                    ---------------

Roger S. Mertz(b)                     2004               --            --          7,500                     --
Chief Executive Officer               2003               --            --          7,500                     --
                                      2002               --            --          5,000                     --

(a) Amounts shown include cash and non-cash compensation earned with respect to the year shown above.

(b) In accordance with Section 312 of the California General Corporation Law, since the Company has no individual serving as President, Mr. Mertz is deemed the Company's Chief Executive Officer and serves in that capacity. Mr. Mertz is not compensated for services as an officer. Mr. Mertz receives only the quarterly and per meeting director fees and option grants that are granted to Mr. Mertz in connection with his services as Chairman of the Board. During fiscal year 2004, Mr. Mertz received a total of $8,000 in director fees and a fully-vested non-qualified stock option grant to purchase 7,500 shares of the Company's common stock at $5.05 per share.

OPTION GRANTS IN LAST FISCAL YEAR

         The following table sets forth information with respect to stock options granted from July 1, 2003 to June 30, 2004 to the Named Executive Officers under the 2002 Stock Incentive Plan.

Name                           Number of        Percent of
----                          Securities       Total Options
                              Underlying        Granted to                                             Grant Date
                                Options        Employees in        Per Share                         Present Dollar
                                Granted         Fiscal Year      Exercise Price    Expiration Date      Value (a)
                                -------         -----------      --------------    ---------------      ---------

Roger S. Mertz                  7,500              91%(c)             $5.05            07/29/13          $37,875
   Chief Executive
   Officer(b)

         -------------------------------------

(a) Dollar value does not represent potential realizable value to the optionee, but was computed by multiplying the number of shares by the price of the last reported sale of the Company's common stock on the Nasdaq SmallCap Market on the date grants were approved by the Board of Directors.

(b) On July 30, 2003, Mr. Mertz received a fully vested, non-qualified stock option grant to purchase 7,500 shares of the Company's common stock at an exercise price of $5.05 per share, for services rendered as a director of the Company.

(c) Represents approximately 31% of all options granted by the Company during the fiscal year ended June 30, 2004.

OPTION EXERCISES AND HOLDINGS

         The following table provides information with respect to option exercises from July 1, 2003 to June 30, 2004, by the Named Executive Officers and the value of such officers' unexercised options at June 30, 2004.

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES

                                                               Number of Shares
                                                            Underlying Unexercised             Value of Unexercised
                                                                  Options at                  In-the-Money Options at
                                                              Fiscal Year-End (#)             FIscal Year-End ($) (a)
                                                              -------------------             -----------------------

                         Shares Acquired       Value
Name                     On Exercise (#)    Realized ($)  Exercisable     Unexercisable     Exercisable     Unexercisable
----                     ---------------    ------------  -----------     -------------     -----------     -------------

Roger S. Mertz                      --              --        25,000                --          93,225                --
  Chief Executive
  Officer

         -------------------------------------

(a) Value of unexercised options was determined by multiplying the number of unexercised options by the difference between the price of the last reported sale of the Company's common stock on the NASDAQ SmallCap Market of $9.90 per share on June 30, 2004 (the last trading day for fiscal 2004), and the exercise price of such unexercised options.

EQUITY COMPENSATION PLAN INFORMATION

         The following table summarizes share and exercise information about our equity compensation plans as of September 10, 2004.

Plan Category                                                                                 Number of Securities
-------------                                Number of Securities                           Remaining Available for
                                              to be Issued Upon       Weighted-Average       Future Issuance Under
                                                 Exercise of          Exercise Price of    Equity Compensation Plans
                                             Outstanding Options,   Outstanding Options,     (excluding securities
                                             Warrants and rights     warrants and rights    included in 1st column)
                                             -------------------     -------------------    -----------------------

Equity Compensation Plans Approved by               92,900                  $6.57                   166,926(2)
Security Holders (1)

Equity Compensation Plans Not Approved by             --                     --                        --
Security Holders                                 ------------           ------------              ------------

Total                                               92,900                  $6.57                   166,926

         -------------------------------------

(1) Consists of the Company's 2002 Stock Incentive Plan and 1996 Stock Option Plan, as amended to date.

(2) Includes 24,900 shares available for issuance under the 2002 Stock Incentive Plan and 142,026 shares available for issuance under the 1996 Stock Option Plan. However, in connection with the adoption of the 2002 Stock Incentive Plan in 2002, no further option grants will be made under the 1996 Stock Option Plan.

SUMMARY OF EQUITY COMPENSATION PLANS

         2002 STOCK INCENTIVE PLAN

         The Company's 2002 Stock Incentive Plan ("2002 Plan") provides for the granting to officers, employees, Directors and consultants of incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended, nonstatutory stock options and stock appreciation rights. The Company may also issue stock directly to participants under the 2002 Plan. The 2002 Plan was approved by the Board of Directors in July 2002 and by the shareholders in October 2002. The 2002 Plan serves as the successor program to the Company's 1996 Stock Option Plan and was adopted with the intention of reducing the number of shares reserved for stock option grants to a number which better matches the current capitalization of the Company. A total of 75,000 shares of common stock have been reserved for grant pursuant to the 2002 Plan. As of September 10, 2004, 24,900 shares of common stock were available for issuance under the 2002 Plan and options to purchase 50,100 shares were outstanding.

         The Company periodically grants to its officers, employees, Board members and consultants stock options under the 2002 Plan in order to provide additional incentive for such persons. The Board believes that such incentives benefit the Company and its shareholders by providing incentive-based compensation that will encourage officers, directors, consultants and other key employees to attain high performance and encourage stock ownership in the Company. No participant in the 2002 Plan may be granted stock options, direct stock issuances and share right awards for more than 15,000 shares of common stock in total in any calendar year. The exercise price of all incentive stock options granted under the 2002 Plan must be at least equal to the fair market value of the common stock on the date of grant. The exercise price of nonstatutory stock options must at least be equal to 85% of the fair market value of the common stock on the date of grant.

         Please see a more complete description of the 2002 Plan under Proposal 2 below.

         1996 STOCK OPTION PLAN, AS AMENDED

         The Company's 1996 Stock Option Plan, (the "1996 Plan") was approved by the shareholders at the 1996 Annual Meeting. An amendment to the 1996 Plan increasing the number of shares available for issuance under the 1996 Plan to 275,000 was approved by the shareholders at the 1999 Annual Meeting. As of September 10, 2004, options to purchase 268,574 shares had been issued under the 1996 Plan, while options to purchase a total of 42,800 shares remain outstanding. No further options have been or will be granted under the 1996 Plan since the adoption of the 2002 Plan in 2002. All new option grants are being made under the 2002 Plan.

             COMPENSATION COMMITTEE REPORT OF THE BOARD OF DIRECTORS

         THE FOLLOWING COMPENSATION COMMITTEE AND THE PERFORMANCE GRAPH INCLUDED ELSEWHERE IN THIS PROXY STATEMENT DO NOT CONSTITUTE SOLICITING MATERIAL AND SHOULD NOT BE DEEMED FILED OR INCORPORATED BY REFERENCE INTO ANY OTHER COMPANY FILING UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934, EXCEPT TO THE EXTENT THE COMPANY SPECIFICALLY INCORPORATES THIS REPORT OR THE PERFORMANCE GRAPH BY REFERENCE THEREIN.

         This report is provided by the Compensation Committee of the Board of Directors (the "Committee") to assist shareholders in understanding the Committee's objectives and procedures in establishing the compensation of the Company's Chief Executive Officer and other executive officers. The Committee, made up of non-employee Directors, is responsible for establishing and administering the Company's executive compensation program.

         In accordance with the Company's strategy of reducing operating expenses, particularly expenses related to being a public reporting company, the Company has outsourced virtually all of its management functions. As a result, the Company's current compensation strategy is to make sure that the fees it pays for outsourced services are fair and reasonable.

CURRENT KEY ELEMENTS OF EXECUTIVE COMPENSATION

         Currently, the outsourced management of the Company is compensated through consulting fees and long term incentives. In addition, the Company pays legal fees to the Company's outside legal counsel, Allen Matkins Leck Gamble & Mallory LLP, of which Mr. Mertz is a partner.

         CONSULTING FEES

         Consulting fees paid to outsourced management are reviewed annually by the Compensation Committee to determine whether they are fair and reasonable on the basis of the services provided.

         LEGAL FEES

         Legal fees paid to Allen Matkins Leck Gamble & Mallory LLP are reviewed and approved by the Compensation Committee to determine whether they are fair and reasonable on the basis of the services provided.

         LONG-TERM INCENTIVES

         Long-term incentive awards provided by shareholder approved compensation programs are designed to develop and maintain strong management through share appreciation awards and to tie compensation to the success of the Company as reflected in its stock price. The 2002 Stock Incentive Plan provides for the granting to officers, employees, Directors and consultants of incentive stock options, which promotes the long-term interests of the Company's shareholders.

COMPENSATION OF THE CHIEF EXECUTIVE OFFICER

         In accordance with Section 312 of the California General Corporation Law, since the Company has no individual serving as President, Mr. Mertz is deemed the Company's Chief Executive Officer and serves in that capacity. Mr. Mertz is not compensated for services as Chief Executive Officer. Mr. Mertz receives only the quarterly and per meeting director fees and option grants that are granted to Mr. Mertz in connection with his services as Chairman of the Board.

THE COMPENSATION COMMITTEE

         David J. Bugatto
         Gary L. Hess
         Fredric Selinger

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers, directors, and persons who own more than ten percent of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Executive officers, directors and greater than ten-percent shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

         Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Forms 5 were required for those persons, the Company believes that, during fiscal year ended June 30, 2004 all filing requirements applicable to its executive officers, directors, and greater than ten-percent beneficial owners were complied with except that Mr. Hess filed late one Form 4 reporting one transaction.

                     AUDIT COMMITTEE REPORT TO SHAREHOLDERS

         THE FOLLOWING REPORT OF THE AUDIT COMMITTEE DOES NOT CONSTITUTE SOLICITING MATERIAL AND SHOULD NOT BE DEEMED FILED OR INCORPORATED BY REFERENCE INTO ANY OTHER COMPANY FILING UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934, EXCEPT TO THE EXTENT THAT THE COMPANY SPECIFICALLY INCORPORATES THIS REPORT BY REFERENCE THEREIN.

To the Board of Directors
 of SonomaWest Holdings, Inc.:                                September __, 2004

         The Audit Committee currently consists of Fredric Selinger (Chairman), David J. Bugatto and Gary L. Hess ("Committee"). The Company's securities are quoted on the NASDAQ SmallCap Market and are governed by its listing standards. Fredric Selinger meets the independence requirements and all of the members meet the financial literacy requirements of the NASDAQ SmallCap Market. The Board has determined Fredric Selinger to be an audit committee financial expert within the meaning of that term as defined by the SEC pursuant to Section 407 of the Sarbanes-Oxley Act of 2002.

         The Board has adopted a written charter for the Committee which is attached as Appendix A to this proxy statement. This charter was amended and restated in September 2004 in response to new regulatory requirements, including the Sarbanes-Oxley Act of 2002 and related rules and regulations proposed or issued by the SEC and the NASDAQ SmallCap Market.

         In accordance with its charter, the Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Company. The Committee is responsible for overseeing the Company's accounting and financial reporting processes and audits of the Company's financial statements. The
Committee acts only in an oversight capacity and relies on the work and assurances of both management, which has primary responsibilities for the Company's financial statements and reports, as well as the independent auditors who are responsible for expressing an opinion on the conformity of the Company's audited financial statements to generally accepted accounting principles.

         In discharging its duties, the Committee reviewed and discussed with management of the Company and Grant Thornton LLP, the independent auditing firm of the Company, the audited financial statements of the Company for the fiscal year ended June 30, 2004 ("Audited Financial Statements").

         The Committee discussed with Grant Thornton LLP the matters required by Codification of Statements on Auditing Standards No. 61, COMMUNICATION WITH AUDIT COMMITTEES, as amended.

         The Committee received and reviewed the written disclosures and the letter from Grant Thornton LLP required by Independence Standards Board Standard No. 1, INDEPENDENCE WITH AUDIT COMMITTEES, and discussed with that firm its independence from the Company.

         The Committee considered the compatibility of non-audit services with the auditors' independence and have discussed with the independent auditors their independence.

         Based on the foregoing review and discussions and a review of the report of Grant Thornton LLP with respect to the audited financial statements, and relying thereon, the Committee recommended to the Company's Board of Directors (and the Board approved) the inclusion of the Audited Financial Statements in the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2004, for filing with the SEC.

THE AUDIT COMMITTEE

    David J. Bugatto
    Gary L. Hess
    Fredric Selinger

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

CONSULTING AGREEMENT WITH BUGATTO INVESTMENT COMPANY

         On July 1, 2004, the Company entered into a Consulting Agreement with Bugatto Investment Company (of which David Bugatto, Director of the Company, is President). Pursuant to the agreement Mr. Bugatto provides consulting services to the Company in connection with its real estate business for which Bugatto Investment Company is compensated at an hourly rate of $225 per hour. In addition, in the event that either of the Company's Sonoma County properties are sold during the term of the agreement, Bugatto Investment Company will be paid a fee of 2% of the gross sales price regardless of whether a broker is involved in the sale. The agreement is effective until the earlier of its termination by either party or June 30, 2005. During fiscal year 2004, the Company paid Mr. Bugatto, under its prior agreement with Mr. Bugatto, $26,000 for real estate consulting services.

CONSULTING AGREEMENT WITH THOMAS R. EAKIN

         On August 1, 2004, the Company entered into a Consulting Agreement with Thomas R. Eakin, Chief Financial Officer. The agreement replaced the former consulting agreement between Mr. Eakin and the Company which terminated by its terms on July 31, 2004. Under the new agreement, Mr. Eakin provides financial management and accounting services to the Company for which he is compensated at an hourly billing rate of $115 per hour, plus expenses. During fiscal 2004, the Company incurred $51,000 for financial management and accounting consulting services provided by Mr. Eakin.

SEPARATION AGREEMENT WITH GARY L. HESS

         On July 17, 2001 the Company entered into a separation agreement in principle, which was thereafter executed, with Gary Hess, replacing his existing employment agreement. Pursuant to the separation agreement, Gary Hess continued as President and Chief Executive Officer, first on a full-time basis and then on a part-time basis, through October 31, 2001. Effective September 2001, the Company began paying separation payments to Gary Hess in the amount of $12,500 monthly for 29 months, replacing all payment obligations under his prior employment agreement. As of June 30, 2004, the Company had paid all its obligations under this agreement.

         Pursuant to this separation agreement, the Company also designated Gary Hess for the period beginning July 17, 2001 and ending December 31, 2002, as the Company's exclusive sales representative to sell any and all remaining Perma-Pak finished goods inventory and other Perma-Pak property (inventory and property related to discontinued operations). Under the agreement, Gary Hess was entitled to a commission of 7% on the net purchase price received by the Company from sales above the initial $250,000. On October 3, 2002, the Company entered into an agreement to sell all of the remaining Perma-Pak finished goods inventory and other Perma-Pak property. As of June 30, 2004 the Company had received $228,000 of the $240,000 total purchase price. The Company has paid commissions to Gary Hess of $60,829 pursuant to this sale and $69,673 in total pursuant to this agreement. Upon receipt of the balance of the total purchase price of $12,000, the Company will owe a commission to Gary Hess of $6,000.

         As part of the separation agreement, Gary Hess was given until January 29, 2002 to decide whether to extend the period in which he was eligible to exercise the stock options previously granted to him. On January 28, 2002, Gary Hess elected to exercise his option to purchase 80,000 shares of his total outstanding options of 89,474 shares and extend the termination date on his option to purchase the remaining 9,474 shares, through the last date of the severance period (January 31, 2004). The Company agreed to loan Gary Hess up to $447,370 to allow Gary Hess to exercise the aforementioned options. Gary Hess elected to borrow $400,000 to exercise 80,000 stock options at $5 per share. The note dated January 28, 2002 in the amount of $400,000, bore interest at the Applicable Federal Rate (AFR) for loans of three years or less on the date of the note (the

AFR at January 28, 2002 was 2.73%), and was payable quarterly. On January 23, 2004, Gary Hess exercised the remaining 9,474 options. Additionally, as of August 3, 2004, the Company had received payment in full for the note, including accrued interest.

RELATIONSHIP WITH ROGER S. MERTZ AND ALLEN MATKINS

         During fiscal year 2004 the Company engaged Allen Matkins Leck Gamble & Mallory LLP ("Allen Matkins") as its legal counsel. Roger S. Mertz, Chairman of the Board, is a partner at Allen Matkins. During 2004, 2003, and 2002, the Company incurred $323,000, $204,000 and $186,000 respectively, for legal services from Allen Matkins.

                                PERFORMANCE GRAPH

         The following graph compares the total return performance of the Company for the periods indicated with the performance of the Russell 2000 Index and the performance of a Peer Index comprised of the publicly traded stocks of Headliners Entertainment Group, Inc., Princeton American Corporation, Excel Enterprises, Inc., Indigenous Global Development Corp., Monmouth Capital Corp., National Properties Corp., and SonomaWest Holdings, Inc. The Company's shares are traded over-the-counter on the NASDAQ SmallCap Market under the symbol "SWHI". Three of the companies in the Peer Group have market capitalizations greater than the Company and three have market capitalizations less than the Company. The Russell 2000 Index is comprised of the publicly traded stocks of the 2,000 smallest companies included in the Russell 3,000 Index, which includes the publicly traded stocks of the 3,000 largest companies. The total return indices reflect reinvested dividends and are weighted on a market capitalization basis at the time of each reported data point.

                 COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
            AMONG SONOMAWEST HOLDINGS, INC., THE RUSSELL 2000 INDEX
                                AND A PEER GROUP


* $100 invested on 6/30/99 in stock or index-including reinvestment of dividends. Fiscal year ending June 30.


            (THE DATA BELOW REPRESENTS A GRAPH IN THE PRINTED PIECE)


YEAR (JUNE 30)                         1999        2000      2001       2002       2003       2004
--------------                         ----        ----      ----       ----       ----       ----
SonomaWest Holdings, Inc.               100       62.82     72.00      76.67      53.85     100.87
Russell 2000                            100      114.32    115.07     105.09     103.37     137.86
Peer Group                              100       82.13     95.93      56.92     108.61     273.93

                              AUDITOR INDEPENDENCE

FEES TO INDEPENDENT AUDITORS FOR FISCAL 2004 AND 2003

         The following table shows the fees billed to the Company for the audit and other services provided by Grant Thornton LLP for fiscal 2004 and 2003.

                                                FISCAL 2004          FISCAL 2003
                                                -----------          -----------

           Audit fees (1)                         $ 66,466             $ 57,623
           Audit-related fees (2)                 $     --             $     --
           Tax fees (3)                           $ 23,289             $ 35,012
           All other fees (4)                     $  5,470             $  3,900

(1) Audit fees represent fees for professional services provided in connection with the audit of our financial statements and review of our quarterly financial statements.

(2) Audit-related fees consisted primarily of accounting consultations and out of pocket expenses. (3) For fiscal 2004 and 2003, respectively, tax fees principally included tax compliance fees of $19,071 and

         $24,554, and tax advice and tax planning fees of $4,218 and $10,458.
(4)      All  other  fees  principally   include  audit  services   provided  in
         connection with other statutory or regulatory filings.

         All audit related services, tax services and other services were pre-approved by the Audit Committee, which concluded that the provision of such services by Grant Thornton LLP was compatible with the maintenance of that firm's independence in the conduct of its auditing functions. The policy adopted by the Audit Committee's requires pre-approval of audit, audit-related, non-audit and tax services.

                                   PROPOSAL 2

             ADOPTION OF AMENDMENTS TO THE 2002 STOCK INCENTIVE PLAN

INTRODUCTION

         The Board has considered several amendments to the Company's 2002 Stock Incentive Plan (the "2002 Plan"). While the Company continues to evaluate alternatives for increasing shareholder value, the Board believes it is appropriate to continue to adopt such plans and benefits as necessary for a continuing company. While no decision has been made regarding the Company's intention to keep its NASDAQ SmallCap Market listing, the new NASDAQ listing requirements require the recruitment of two additional independent directors for the Company. The recruitment of any additional directors, whether as a response to the new NASDAQ listing requirements or because it is otherwise in the best interests of the Company, may require the issuance of additional stock options. For these reasons and in order to continue to attract and retain key employees and non-employee consultants, the Board believes that the following amendments to the 2002 Plan are in the best interests of the Company. Following a discussion regarding the merits of the following proposed amendments, the Board, at its July 28, 2004 meeting, approved a resolution proposing to amend the 2002 Plan conditioned upon shareholder approval.

         The shareholders are being requested to consider and act upon a proposal to amend the 2002 Plan as follows:

              o to amend Section 5 of the 2002 Plan to increase the aggregate number of shares of common stock available for issuance pursuant to the 2002 Plan from 75,000 to 150,000 shares;

              o to change the determination of the fair market value under the 2002 Plan; and

              o to add a new provision providing for the cashless exercise of options granted under the 2002 Plan.

      IN ORDER FOR THE PROPOSED AMENDMENTS TO THE 2002 PLAN TO BE EFFECTED, A MAJORITY OF THE SHARES OF COMMON STOCK VOTING IN PERSON OR BY PROXY ON
                    THIS PROPOSAL MUST APPROVE PROPOSAL TWO.

      YOU ARE URGED TO READ CAREFULLY THIS SECTION OF THE PROXY STATEMENT,
           BEFORE VOTING ON THE PROPOSED AMENDMENTS TO THE 2002 PLAN.

DESCRIPTION OF THE 2002 PLAN

         The following is a description of the material features of the 2002 Plan, without giving effect to the proposed amendments, which are described later in the section. The 2002 Plan was adopted by the Board of Directors on July 31, 2002 and was approved by the shareholders.

SHARE RESERVE

         The Board currently has authorized up to 75,000 shares of the common stock for issuance under the 2002 Plan. No participant in the 2002 Plan may be granted stock options, direct stock issuances and share right awards for more than 15,000 shares of common stock in total in any calendar year.

PROGRAMS

         The 2002 Plan has two separate programs:

              o the discretionary option grant program, under which the plan administrator (currently the Board of Directors) may grant (i) non-statutory options to purchase shares of common stock to eligible individuals in the employ or service of the Company (including employees, officers, Board members and consultants) at an exercise price not less than 85% of the fair market value of those shares on the grant date and (ii) incentive stock options to purchase shares of common stock to eligible employees at an exercise price not less than 100% of the fair market value of those shares on the grant date; and

              o the stock issuance program, under which eligible individuals may be issued shares of common stock directly, upon the attainment of performance milestones or the completion of a specified period of service or as a bonus for past services.

ELIGIBILITY

         The individuals eligible to participate in the 2002 Plan include employees, officers, directors and consultants of the Company. The Company currently employs five employees and there are four directors and two officers that would be eligible to participate in the 2002 Plan.

ADMINISTRATION

         The Board of Directors administers the discretionary option grant and stock issuance programs. The Board of Directors determines which eligible individuals are to receive option grants, stock issuances or share right awards under those programs, the time or times when the grants or issuances are to be made, the number of shares subject to each grant or issuance, the status of any granted option as either an incentive stock option or a non-statutory stock option under the federal tax laws, the vesting schedule to be in effect for the option grant, stock issuance or share right awards and the maximum term for which any granted option is to remain outstanding.

PLAN FEATURES

         The 2002 Plan includes the following features:

              o The exercise price for any options granted under the 2002 Plan may be paid in cash or in shares of the Company's common stock valued at fair market value on the exercise date. Options may also be exercised through a same-day sale program without any cash outlay by the optionee.

              o The Board has the authority to cancel outstanding options under the discretionary option grant program in return for the grant of new options for the same or different number of option shares with an exercise price per share based upon the fair market value of the common stock on the new grant date.

              o Stock appreciation rights may be issued under the discretionary option grant program. These rights will provide the holders with the election to surrender their outstanding options for a payment equal to the fair market value of the shares subject to the surrendered options less the exercise price payable for those shares. Payment may be made in cash or in shares of common stock.

CHANGE IN CONTROL

         The 2002 Plan includes the following change in control provisions that result in the accelerated vesting of outstanding option grants and stock issuances:

              o In the event that we are acquired by merger or asset sale or a successful tender offer for more than fifty percent of our outstanding voting stock which the Board of Directors recommends that the shareholders accept, each outstanding option under the discretionary option grant program which is not to be assumed by the successor corporation or otherwise continued in full force and effect will immediately become exercisable for all the option shares, and all outstanding unvested shares will immediately vest, except to the extent our repurchase rights with respect to those shares are to be assigned to the successor corporation.

              o The Board of Directors will have complete discretion to grant one or more options which will become exercisable for all the option shares in the event those options are assumed in the acquisition but the optionee's service with us or the acquiring entity is subsequently terminated. The vesting of any outstanding shares under the stock issuance program may be accelerated upon similar terms and conditions.

              o The Board of Directors may grant options and structure repurchase rights so that the shares subject to those options or repurchase rights will immediately vest in connection with a successful tender offer for more than twenty-five percent of our outstanding voting stock which the Board of Directors does not recommend that the Shareholders accept or a change in the majority of the Board through one or more contested elections. This accelerated vesting may occur either at the time of the transaction or upon the subsequent termination of the individual's service.

              o The Board of Directors will have complete discretion to determine that any one or more transactions do not constitute a change in control requiring accelerated vesting or other similar treatment of options or capital stock.

ADDITIONAL PROGRAM FEATURES

         The 2002 Plan will also have the following features:

              o Limited stock appreciation rights may be granted to one or more officers or directors as part of their option grants under the discretionary option grant program. Options with this feature may be surrendered to us upon the successful completion of a hostile tender offer for more than 25% of our outstanding voting stock or a change in the majority of the Board through one or more contested elections. In return for the surrendered option, the optionee will be entitled to a cash payment from us in an amount per surrendered option share based upon the highest price per share of our common stock paid in the tender offer, or the fair market value per share of our common stock on the effective date of a change in the majority of the Board.

              o The Board may amend or modify the 2002 Plan at any time, subject to any required Shareholder approval. The 2002 Plan will terminate no later than July 31, 2012.

FEDERAL INCOME TAX CONSEQUENCES

         The following discussion is intended to be only a general description of the tax consequences of the 2002 Plan under the provisions of U.S. federal income tax law currently in effect and does not address any estate, gift, state, local or non-U.S. tax laws. U.S. federal income tax law is subject to change at any time, possibly with retroactive effect. Accordingly, each grantee should consult a tax advisor regarding his or her specific tax situation.

INCENTIVE STOCK OPTIONS

         The grant of an incentive stock option does not give rise to federal income tax to the grantee. Similarly, the exercise of an incentive stock option generally does not give rise to federal income tax to the grantee, as long as the grantee is continuously employed by the Company from the date the option is granted until the date the option is exercised. This employment requirement is subject to certain exceptions. However, the exercise of an incentive stock option may increase the grantee's alternative minimum tax liability, if any.

         If the grantee holds the option shares for more than two years from the date the option is granted and more than one year from the date of exercise, any gain or loss recognized on the sale or other disposition of the option shares will be capital gain or loss, measured by the difference between the sales price and the amount paid for the shares by the grantee. The capital gain or loss will be long-term or short-term, depending on the grantee's holding period for the shares. If the grantee disposes of the option shares before the end of the required holding period, the grantee will recognize ordinary income at the time of the disposition equal to the excess, if any, of (i) the fair market value of the option shares at the time of exercise (or, under certain circumstances, the selling price, if lower) over (ii) the option exercise price paid by the grantee. Any additional amount received by the grantee would be treated as capital gain. Under current law, there is a maximum tax rate of 15% for long-term capital gains. The deductibility of capital losses is subject to certain limitations.

         The Company generally is not entitled to a tax deduction at any time with respect to an incentive stock option. If, however, the grantee does not satisfy the employment or holding period requirements described above, the Company will be allowed a deduction in an amount equal to the ordinary income recognized by the grantee, subject to certain limitations and W-2 reporting requirements. The Internal Revenue Service ("IRS") has indicated that it may require income and employment tax withholding with respect to such ordinary income and employment tax withholding with respect to the exercise of incentive stock options. The IRS intends to issue administrative guidance to clarify this issue. If withholding is required, the obligation will be satisfied by withholding from the grantee's wages or through payment by the grantee to the Company.

NON-STATUTORY STOCK OPTIONS

         The grant of a non-statutory stock option generally does not result in federal income tax to the grantee. However, the grantee will recognize taxable ordinary income upon the exercise of a non-statutory option equal to the excess of the fair market value of the option shares on the exercise date over the option exercise price paid. Slightly different rules may apply to grantees who acquire stock under options subject to certain vesting requirements or who are subject to Section 16(b) of the Securities Exchange Act of 1934. With respect to employees, the Company is required to withhold income and employment taxes based on the amount of ordinary income recognized by the grantee.

         On the sale of the option shares, the grantee will recognize capital gain or loss in an amount equal to the difference between the sales price and the sum of the exercise price paid by the grantee for the shares plus any amount recognized as ordinary income upon the exercise of the option. The capital gain or loss will be long-term or short-term depending on the grantee's holding period for the shares.

         The Company will be allowed a tax deduction on the exercise of the option by the grantee, equal to the amount of ordinary income recognized by the grantee, subject to certain limitations and W-2 or 1099 reporting requirements.

STOCK GRANTS

         The grantee will generally recognize taxable ordinary income on the receipt of a direct grant of stock from the Company. Slightly different rules may apply to grantees who are granted stock or share right awards which are subject to certain vesting requirements or who are subject to Section 16(b) of the Securities Exchange Act of 1934. The rules regarding the Company's entitlement to a tax deduction for the income recognized by the grantee and the Company's tax withholding obligations are similar to those discussed above for non-statutory stock options.

CHANGE IN CONTROL

         In general, if the total payments to an individual that are contingent upon a "change in control" of the Company (as defined in Section 280G of the Internal Revenue Code of 1986, as amended (the "Code")), including payments under the 2002 Plan that vest upon a "change in control," equal or exceed three times the individual's "base amount" (generally, such individual's average annual compensation for the five calendar years preceding the change in control), then, subject to certain exceptions, the payments may be treated as "parachute payments" under the Code, in which case a portion or all of such payments would be non-deductible to the Company and the individual would be subject to a 20% excise tax on such portion of the payments.

CERTAIN LIMITATIONS ON DEDUCTIBILITY OF EXECUTIVE COMPENSATION

         Section 162(m) of the Code generally denies a deduction to publicly held corporations for compensation paid to certain executive officers in excess of $1 million per executive per taxable year

(including any deduction attributable to stock options or stock grants). Certain kinds of compensation, including qualified "performance-based compensation," are disregarded for purposes of the deduction limitation. Compensation attributable to stock options will qualify as performance-based compensation if the exercise price of the options is no less than the fair market value of stock on the date of grant, the options are granted by a compensation committee comprised solely of "outside directors" (as defined in the Treasury Regulations issued under
Section 162(m)) and certain other requirements are met. Compensation attributable to stock grants or share right awards may also qualify as performance-based compensation if the stock's grant or vesting is based on the attainment of a performance goal and otherwise satisfies the standards for performance-based compensation.

         The  2002  Plan  is not  subject  to  any  provisions  of the  Employee
Retirement  Income  Security Act of 1974  ("ERISA") and is not  qualified  under
Section 401(a) of the Code.

               DESCRIPTION OF PROPOSED AMENDMENTS TO THE 2002 PLAN

INCREASING THE NUMBER OF SHARES OF COMMON STOCK FOR ISSUANCE UNDER THE PLAN

         As described above, the Board of Directors approved the 2002 Plan authorizing the issuance of 75,000 shares of the Company's common stock to aid the Company in attracting and retaining key employees and non-employee consultants by providing them a proprietary interest in the success of the Company. The amount of shares reserved for issuance under the 2002 Plan is subject to an adjustment in the case of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or similar event. If the proposed amendment is approved by the shareholders, 75,000 additional shares of common stock may be issued, subject to an adjustment for certain changes in capitalization. As of the date hereof, options to purchase 50,100 shares had been issued under the 2002 Plan. The number of units and dollar value of future grants under the 2002 Plan are not determinable.

CHANGING THE DETERMINATION OF FAIR MARKET VALUE

         As described above, currently under the 2002 Plan the exercise price per share of an option grant is fixed by the plan administrator, but in no case may it be less than 85% or 100% of the fair market value per share of common stock on the option grant date depending on whether such option is a non-statutory option or an incentive stock option. The fair market value is also used to determine the value of stock appreciation rights and the minimum purchase price of stock issued pursuant to the 2002 Plan. The fair market value, in turn, is determined in accordance with the following provisions:

              o if the common stock is at the time traded on the Nasdaq SmallCap Market, then the fair market value is equal to the closing selling price per share of common stock on the date in question, or if there is no closing selling price on the last preceding date for which such quotation exists.

              o if the common stock is at the time listed on any other Stock Exchange, then the fair market value is equal to the closing selling price per share of common stock on the date in question on the Stock Exchange determined by the plan administrator to be the primary market for the common stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no closing selling price for the common stock on the date in question, then the fair market value shall be the closing selling price on the last preceding date for which such quotation exists.

         The Directors believe that due to the low volume of trades in the common stock of the Company and the frequent large spread between the "bid" and the "ask" prices, the fair market value, as determined under the 2002 Plan, is not always accurate. The proposed amendment to the 2002 Plan would allow the plan administrator to determine the fair market value in its sole, reasonable discretion. In determining the fair market value, the plan administrator would consider:

              o the closing selling price per share of common stock on the date of grant, determined in the same manner as described above;

              o the average trading volume of the common stock and the trading volume on the date of the grant;

              o the closing selling price per share of common stock on recent dates;

              o the spread between the "bid" and "ask" prices on the date of grant and on recent dates;

              o the closing selling price per share of common stock on the date of grant, determined in the same manner as described above;

              o   the financial statements of the Company; and

              o any other information the plan administrator determines is applicable in determining the fair market value.

         The number of units and dollar value of future grants under the 2002 Plan, as amended, are not determinable.

CASHLESS EXERCISE PROVISION

         As described above, currently under the 2002 Plan option holders may only make a "cashless exercise" through a broker-assisted transaction where the exercise price of the option is remitted to the Company after the sale of the underlying shares. The Board of Directors believes that it is in the best interests of the Company to amend the 2002 Plan to allow option holders the opportunity to have a cashless exercise provision which does not require a sale of the underlying securities.

         If the 2002 Plan Amendment Proposal is approved the 2002 Plan would permit the option holder to elect, subject to such terms and conditions as the plan administrator shall determine, to have the number of shares deliverable to the option holder as a result of the exercise reduced by a number of shares sufficient to pay the amount the Company determines to be necessary to withhold for federal, state, local and other taxes as a result of the exercise of the option and, as long as no additional accounting expenses would result to the Company, to pay the exercise price of the option.

       THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR PROPOSAL 2

                                   PROPOSAL 3

          APPROVAL OF REINCORPORATION OF THE COMPANY FROM CALIFORNIA TO
                                    DELAWARE

INTRODUCTION

         For the  reasons  set  forth in  "Principal  Reasons  for the  Proposed
Reincorporation" on pages 29 and 30 of this proxy statement, our Board of Directors believes that it is advisable and in the best interests of the Company and our shareholders to change the state of incorporation of the Company from California to Delaware. This proxy statement refers to SonomaWest Holdings, Inc., the California corporation, as "SonomaWest Holdings California" or the "Company" and to SonomaWest Holdings, Inc., the Delaware corporation, as "SonomaWest Holdings Delaware" or the "surviving corporation." We propose to accomplish the reincorporation in Delaware by merging SonomaWest Holdings California into SonomaWest Holdings Delaware, which is a wholly-owned subsidiary of the Company (the "reincorporation merger"). The name of the Delaware corporation, which will be the successor to SonomaWest Holdings California in the reincorporation merger, is SonomaWest Holdings, Inc.

         SonomaWest Holdings Delaware was incorporated under Delaware law on September 10, 2004 under the name "SonomaWest Holdings, Inc." The address and phone number of SonomaWest Holdings Delaware are the same as the address and phone number of SonomaWest Holdings California. As of the date and time immediately prior to the effective date of the reincorporation merger, if the reincorporation merger is effected, SonomaWest Holdings Delaware will not have any material assets or liabilities and will not have carried on any business.

         We considered reincorporating to Delaware and undertook a review of the advantages and disadvantages of changing our state of incorporation from California to Delaware. As discussed in "Principal Reasons for the Proposed Reincorporation," management believes that reincorporation in Delaware would be beneficial to the Company because Delaware corporate law is more comprehensive, widely used and extensively interpreted than other state corporate laws, including California corporate law. It provides more predictability with respect to the issue of liability of director's and officers, which management believes would make it easier to retain and hire directors and officers.

         Management also believes that Delaware law is better suited than California law to protect shareholders' interests in the event of an unsolicited takeover attempt. We are not, however, aware that any person is currently attempting to acquire control of the Company, to obtain representation on our Board of Directors or take any action that would materially affect the governance of the Company. In addition, we are not proposing any changes to our organizational documents to adopt any anti-takeover strategies in connection with the reincorporation.

         In addition, management believes that the Delaware law is more favorable in allowing the corporation to make distributions to shareholders, repurchase shares, or to effect a reverse stock split.

         On April 28, July 28 and September 1, 2004, our Board met to discuss the results of the review by management and its advisors. During these meetings our Board discussed the advantages and disadvantages of reincorporating to Delaware, the mechanics of reincorporating and possible changes to our organizational documents associated with a reincorporation. On September 21, 2004, our Board again met and unanimously determined that the reincorporation merger was in the best interest of the Company and our shareholders and approved the Agreement and Plan of Merger (the "Merger Agreement"), the Certificate of Incorporation of SonomaWest Holdings Delaware (the "Delaware Certificate") and the Bylaws of SonomaWest Holdings

Delaware (the "Delaware Bylaws"), copies of which are attached to this proxy statement as Appendices C, D and E, respectively.

         Because SonomaWest Holdings Delaware will be governed by the Delaware General Corporation Law (the "DGCL") and the Company will have new organizational documents if the reincorporation proposal is approved, the proposed reincorporation will result in certain changes in your rights as a shareholder. These differences are summarized under the sections entitled "Comparison of the Charters and Bylaws of SonomaWest Holdings California and
SonomaWest Holdings Delaware" and "Significant Differences Between the Corporation Laws of California and Delaware."

         Our Board has unanimously approved and, for the reasons described above, recommends that you approve the proposal to reincorporate the Company's state of incorporation from California to Delaware. If approved by shareholders, we expect that the reincorporation merger will become effective as soon as practicable (the "Effective Date") following our Annual Meeting of Shareholders. However, the proposed reincorporation may be abandoned, either before or after shareholder approval, if circumstances arise which, in the opinion of the Board, make it inadvisable to proceed. If shareholders do not approve the reincorporation merger, we would not consummate the reincorporation merger and we would continue to operate as a California corporation.

IN ORDER FOR THE PROPOSED REINCORPORATION TO BE EFFECTED, A MAJORITY OF THE OUTSTANDING SHARES OF COMMON STOCK MUST APPROVE PROPOSAL THREE. SEE "VOTE REQUIRED FOR THE REINCORPORATION PROPOSAL AND BOARD OF DIRECTORS' RECOMMENDATION" BELOW.

                  YOU ARE URGED TO READ CAREFULLY THIS SECTION

                  OF THE PROXY STATEMENT, INCLUDING THE RELATED

            APPENDICES, BEFORE VOTING ON THE REINCORPORATION MERGER.

MECHANICS

         The proposed reincorporation would be effected pursuant to the merger agreement in substantially the form attached as Appendix C. The discussion of the reincorporation merger and the merger agreement set forth below is qualified in its entirety by reference to the merger agreement. Upon completion of the reincorporation merger, SonomaWest Holdings California will cease to exist and SonomaWest Holdings Delaware, which would be the surviving corporation in the reincorporation merger, would continue to operate our business under the name SonomaWest Holdings, Inc.

         Upon the Effective Date, each outstanding share of common stock, no par value of SonomaWest Holdings California will be automatically converted into one share of common stock, $.0001 par value, of SonomaWest Holdings Delaware. Each stock certificate representing issued and outstanding shares of common stock, no par value, of SonomaWest Holdings California will continue to represent the same number of shares of common stock, $.0001 par value, of SonomaWest Holdings Delaware. IF SONOMAWEST HOLDINGS CALIFORNIA AND SONOMAWEST HOLDINGS DELAWARE EFFECT THE REINCORPORATION MERGER, YOU WOULD NOT NEED TO EXCHANGE YOUR EXISTING STOCK CERTIFICATES OF SONOMAWEST HOLDINGS CALIFORNIA FOR STOCK CERTIFICATES OF SONOMAWEST HOLDINGS DELAWARE. YOU MAY, HOWEVER, EXCHANGE YOUR CERTIFICATES IF YOU SO CHOOSE.

         The common stock of SonomaWest Holdings California is listed for trading on the Nasdaq SmallCap Market and the reincorporation merger would not effect the eligibility of SonomaWest Holdings Delaware's common stock for listing on the Nasdaq SmallCap Market.

         Due to the costs associated with the Company's listing on the NASDAQ SmallCap Market, including the costs associated with the recruiting of additional directors and the listing fees imposed by NASDAQ, the Board of Directors is considering the delisting of the Company from the NASDAQ SmallCap Market. If the Board decides to delist the common stock of the Company from the NASDAQ SmallCap Market, the Board believes that the common stock of SonomaWest California, or if the reincorporation proposal is approved, the common stock of SonomaWest Delaware would be eligible for quotation on the OTC Bulletin Board. However, as only market makers can apply to quote securities on the OTC Bulletin Board, the Board can not guarantee that the common stock of SonomaWest California, or if the reincorporation proposal is approved, the common stock of SonomaWest Delaware would actually be listed on the OTC Bulletin Board.

         Pursuant to the merger agreement, SonomaWest Holdings California and SonomaWest Holdings Delaware promise to take all actions that Delaware law and California law require for SonomaWest Holdings California and SonomaWest Holdings Delaware to effect the reincorporation merger. SonomaWest Holdings Delaware also promises to qualify to do business as a foreign corporation in the State of California before SonomaWest Holdings California and SonomaWest Holdings Delaware effect the reincorporation merger. The merger agreement provides that the respective obligations of SonomaWest Holdings California and SonomaWest Holdings Delaware under the merger agreement are subject to the approval of the shareholders of SonomaWest Holdings California and the sole stockholder of SonomaWest Holdings Delaware.

         The reincorporation merger would only make a change in the legal domicile of the Company and certain other changes of a legal nature which are described in this proxy statement. The reincorporation merger would not result in any change in the name, business, management, fiscal year, assets or liabilities or location of the principal offices of the Company. We believe that the proposed reincorporation will not affect any of our material contracts with any third parties and that our rights and obligations under such material contractual arrangements will continue and be assumed by the surviving corporation.

         If the reincorporation merger is effected, all employee benefit plans of SonomaWest Holdings California (including all stock options and other equity based plans) will be assumed and continued by the surviving corporation. Approval of the reincorporation merger will also constitute approval of the assumption of these plans by SonomaWest Holdings Delaware. In the event our shareholders approve the reincorporation, and upon shareholder approval of the amendments to the SonomaWest Holdings, Inc. 2002 Stock Incentive Plan as described more fully in "Proposal 2", such plan, as amended, will be assumed and continued by the surviving corporation. Each stock option and other equity-based award issued and outstanding pursuant to the employee benefit plans would be converted automatically into a stock option or other equity-based award with respect to the same number of shares of common stock of the surviving corporation, upon the same terms and subject to the same conditions as set forth in the applicable plan under which the award was granted and in the agreement reflecting the award. In the event our shareholders do not approve the reincorporation, the amendments to the SonomaWest Holdings, Inc. 2002 Stock Incentive Plan will become effective upon shareholder approval. In addition, the directors who will be elected at the annual meeting of shareholders of SonomaWest Holdings California will become the directors of SonomaWest Holdings Delaware.

VOTE  REQUIRED  FOR  THE  REINCORPORATION   PROPOSAL  AND  BOARD  OF  DIRECTORS'
RECOMMENDATION

         California law requires the affirmative vote of the holders of a majority of the outstanding shares of common stock of SonomaWest Holdings California to approve the merger agreement pursuant to which SonomaWest Holdings California and SonomaWest Holdings Delaware would effect the reincorporation merger. Approval of the reincorporation merger proposal would also constitute an approval of the merger agreement and therefore the reincorporation merger. A vote in favor of the reincorporation proposal is also effectively a vote in favor of the Delaware Certificate and the Delaware Bylaws. If the shareholders approve the merger agreement and the reincorporation merger becomes effective, the Delaware Certificate and the Delaware Bylaws in effect immediately prior to the Effective Date would respectively become the certificate of incorporation and bylaws of the surviving corporation.

THE BOARD OF DIRECTORS UNANIMOUSLY APPROVED AND RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSED REINCORPORATION. THE EFFECT OF AN ABSTENTION OR A BROKER NON-VOTE IS THE SAME AS THAT OF A VOTE AGAINST THE REINCORPORATION PROPOSAL.

PRINCIPAL REASONS FOR THE PROPOSED REINCORPORATION

         For many years, Delaware has followed a policy of encouraging corporations to incorporate in that state. In furtherance of Delaware's policy to encourage corporations to incorporate in that state, Delaware has been the leader in adopting, construing and implementing comprehensive and flexible corporate laws that have been responsive to the evolving legal and business needs of corporations organized under Delaware law.

         Delaware's corporate law has also developed progressive principles of corporate governance that the Company could draw upon when making business and legal decisions. Our Board believes that it is essential to be able to draw upon well-established principles of corporate governance in making business and legal decisions.

         The Board also believes that Delaware law is better suited than California law to protect shareholders' interests in the event of an unsolicited takeover attempt. We are not aware that any person is currently attempting to acquire control of the Company, to obtain representation on our Board of Directors or take any action that would materially affect the governance of the Company.

         Additionally, our Board believes that Delaware law provides more predictability with respect to the issue of liability of directors and officers than California law does. The increasing frequency of claims against directors and officers that are litigated has greatly expanded the risks to directors and officers of exercising their respective duties. The amount of time and money required to respond to and litigate such claims can be substantial. Although California law and Delaware law both permit a corporation to include a provision in the corporation's articles or certificate, as the case may be, of incorporation that in certain circumstances reduces or limits the monetary liability of directors for breaches of their fiduciary duty of care, Delaware law, as stated above, provides to directors and officers more predictability than California does and, therefore, provides directors and officers of a Delaware corporation a greater comfort as to their risk of liability than the comfort afforded under California law. Our Board, therefore, believes that the proposed reincorporation may be a significant factor in continuing to attract and retain qualified directors and officers , and in freeing them to make corporate decisions on their own merits and for the benefit of shareholders rather than out of a desire to avoid personal liability. For additional discussion of this matter, see "Significant Differences Between the Corporation Laws of California and Delaware -- Limitation of Liability and Indemnification," below.

         Due to a variety of factors, including the rising costs of being a public company, and the Company's limited assets, the Board has considered and continues to consider the possibility of several strategic alternatives to increase shareholder value. Some of the potential transactions considered include: the sale of some or all of the Company's assets; the liquidation of the Company; the sale of the Company; and a statutory merger of the Company into another company.

         The Board has not made a decision whether to pursue any of these alternatives. However, the Board believes that in the event it does decide to pursue one or more of the strategic alternatives Delaware law may afford more flexibility to the Company and, as discussed earlier in this section, provide more assurance as to the duties and liabilities of the Board members in connection with the execution of such alternatives. At the same time, the reincorporation of the Company into Delaware would have an effect on the ability and/or the manner of accomplishing some of the various alternatives and it would alter some of the shareholder's rights in connection with several of the alternatives, including changing the percentage of shares which must approve some of the transactions. If the Board determines to complete one or more of these transactions, your rights may change as a result of the reincorporation of the Company into Delaware.

         Our Board of Directors has considered the following benefits of Delaware's corporate legal framework in deciding to propose reincorporating in
Delaware:

              o the DGCL, which is generally acknowledged to be the most advanced and flexible corporate statute in the country;

              o the Delaware General Assembly, which each year considers and adopts statutory amendments that the Corporation Law Section of the Delaware State Bar Association proposes in an effort to ensure that the corporate statute continues to be responsive to the changing needs of businesses;

              o the Delaware Court of Chancery, which handles complex corporate issues with a level of experience and a degree of sophistication and understanding unmatched by any other court in the country, and the Delaware Supreme Court, which is highly regarded;

              o the well-established body of case law construing Delaware law, which has developed over the last century and which provides businesses with a greater predictability than most, if not all, other jurisdictions provide; and

              o   the   responsiveness   and   efficiency  of  the  Division  of
                  Corporations of the Secretary of State of Delaware, which uses computer technology that is on the cutting edge.

         Any direct benefit that Delaware law provides to corporations indirectly benefits the shareholders, who are the owners of the corporations. For the reasons discussed in this proxy statement, we believe that the Company and our shareholders will benefit in the near and longer term from reincorporating in Delaware.

NO CHANGE IN THE BOARD MEMBERS, BUSINESS, MANAGEMENT, EMPLOYEE BENEFIT PLANS OR LOCATION OF PRINCIPAL OFFICES

         The reincorporation proposal would effect only a change in our legal domicile and certain other changes of a legal nature, the most significant of which are described in this proxy statement. The reincorporation merger would NOT result in any change in our business, management, fiscal year, assets or liabilities or location of our principal facilities. Assuming that all nominees are elected as directors and SonomaWest Holdings California and SonomaWest Holdings Delaware effect the reincorporation merger, the directors and officers of SonomaWest Holdings California would become the directors and officers of the surviving corporation. All employee benefit plans including, upon shareholder approval of the amendments described under "Proposal 2", the 2002 Stock Incentive Plan, as amended, of SonomaWest Holdings California would be continued by the surviving corporation, and each stock option and other equity-based award issued and outstanding pursuant to such plans would automatically be converted into a stock option or other equity-based award with respect to the same number of shares of the surviving corporation, upon the same terms and subject to the same conditions as set forth in the applicable plan under which the award was granted and in the agreement reflecting the award. Approval of the reincorporation proposal would constitute approval of the assumption of these plans by the surviving corporation. Assuming SonomaWest Holdings California and SonomaWest Holdings Delaware effect the reincorporation merger, the surviving corporation would continue other employee benefit arrangements of SonomaWest Holdings California upon the terms and subject to the conditions currently in effect.

DISSENTER'S RIGHTS NOT AVAILABLE

         Although in some circumstances California law provides shareholders with the right to dissent from certain corporate reorganizations and receive cash for their shares, California law does not permit dissenter's rights in connection with the proposed reincorporation.

ANTI-TAKEOVER IMPLICATIONS

         Delaware, like many other states, permits a corporation to adopt a number of measures through amendment of the corporate charter or bylaws or otherwise, which are designed to reduce a corporation's vulnerability to unsolicited takeover attempts. It should be noted, however, that the reincorporation merger is not being proposed in order to prevent any present attempt known to our Board to acquire control of the Company or to obtain representation on our Board. In addition, our Board of Directors has no current plans to implement any defensive strategies designed to enhance the ability of the Board to negotiate with an unsolicited offer. However, our Board may consider in the future certain defensive strategies allowed under Delaware law which are designed to enhance the Board's ability to negotiate with an unsolicited bidder. Such strategies include, but are not limited to, the adoption of a shareholder rights plan and severance agreements for our management and key employees which would become effective upon the occurrence of a change in control of the surviving corporation. With respect to implementing defensive strategies, Delaware law is preferable to California law because of the substantial judicial precedent on the legal principles applicable to defensive strategies. As a California corporation or a Delaware corporation, we could implement some of the same defensive measures. As a Delaware corporation, however, we would benefit from the predictability of Delaware law on such matters.

         Section 203 of the Delaware General Corporate Law, which SonomaWest Holdings Delaware intends to opt out of, restricts certain "business combinations" with "interested shareholders" for three years following the date that a person becomes an interested shareholder, unless the Board approves the business combination. For a discussion of differences between the laws of California and Delaware that may affect the shareholders, see "Significant Differences Between the Corporation Laws of California and Delaware," below.

COMPARISON OF THE CHARTERS AND BYLAWS OF SONOMAWEST HOLDINGS CALIFORNIA AND SONOMAWEST HOLDINGS DELAWARE

         There are significant similarities between the Delaware Certificate and the Amended and Restated Articles of Incorporation (the "California Articles"). For example, both the Delaware Certificate and the California Articles provide for the authorization of 5 million shares of common stock and 2.5 million shares of preferred stock. The Delaware Certificate and the California Articles each provide that the Board is entitled to determine the rights, preferences, privileges and restrictions of the authorized and unissued preferred stock at the time of issuance which would provide the Company the ability, among other things, to adopt a shareholder rights plan as an anti-takeover strategy. In addition, neither the Delaware Certificate nor the California Articles provide for a classified Board of Directors.

         The Delaware Certificate and Delaware Bylaws contain certain provisions that will enable shareholders of SonomaWest Holdings Delaware to have rights similar to those that are automatically applicable to SonomaWest Holdings
California but that are not required by Delaware law. Specifically, under California law, holders of 10% of a company's shares have the right to call special meetings of shareholders; the Delaware Bylaws would provide shareholders of SonomaWest Holdings Delaware this same right. The Delaware Certificate and the Delaware Bylaws will also specifically provide for cumulative voting, a right which the shareholders of SonomaWest California currently enjoy and the Delaware Certificate will provide that this provision may not be changed without shareholder approval. In addition, under California law, shareholders have the right to take action in lieu of a meeting by unanimous written consent; shareholders of

SonomaWest Holdings Delaware will have this same right because the Delaware Certificate does not preclude shareholders from acting by written consent.

         The following discussion is a summary of the material differences between the California Articles and the Restated Bylaws of SonomaWest Holdings California (the "California Bylaws") and the Delaware Certificate and Delaware Bylaws. All statements herein are qualified in their entirety by reference to the respective corporation laws of California and Delaware and the full text of the California Articles and California Bylaws and the Delaware Certificate and Delaware Bylaws. Approval by our shareholders of the reincorporation merger will automatically result in the adoption of all the provisions set forth in the Delaware Certificate and Delaware Bylaws. A copy of the Delaware Certificate is attached hereto as Appendix D and a copy of the Delaware Bylaws is attached hereto as Appendix E. The California Articles and California Bylaws are on file with the SEC and are available from the Company upon request.

CUMULATIVE VOTING

         Cumulative voting entitles a shareholder to cast as many votes as there are directors to be elected multiplied by the number of shares registered in such shareholder's name. The shareholder may cast all of such votes for a single nominee or may distribute them among any two or more nominees. Under California law, shareholders of a corporation have the right to cumulative voting unless a corporation has outstanding shares listed on the New York Stock Exchange or the American Stock Exchange, or has outstanding securities qualified for trading on the Nasdaq National Market and opts out of cumulative voting. The Company's shareholders have not previously chosen to eliminate the right to cumulative voting.

         Under Delaware law, cumulative voting in the election of directors is not permitted unless specifically provided for in a company's charter or bylaws. The Delaware Bylaws will provide for cumulative voting. Therefore, shareholders currently have the right to cumulative voting and would continue to have the right to cumulative voting if the Reincorporation Proposal is approved.

SIZE OF THE BOARD OF DIRECTORS

         California law provides that the number of directors of a corporation may be fixed in the articles of incorporation or bylaws of a corporation, or a range may be established for the number of directors, with the Board of Directors given authority to fix the exact number of directors within such range. The California Bylaws a range of four to seven for the number of directors and authorize the Board to fix the exact number of directors within the range by resolution or unanimous written consent. The number of directors is currently set at four. Changes in the size of the Board of Directors outside such set limits can only be adopted with the approval of holders of a majority of the outstanding voting stock of the Company. Under California law, no subsequent amendment seeking to reduce the authorized number of directors below five can be implemented if a number of shares equal to or greater than sixteen and two-thirds percent (16 2/3%) of the total outstanding shares are voted in opposition to the amendment.

         Delaware law provides that the number of directors of a corporation, or the range of authorized directors, may be fixed or changed by the Board of Directors acting alone by amendment to the corporation's bylaws, unless the directors are not authorized to amend the bylaws or the number of directors is fixed in the certificate of incorporation, in which case shareholder approval is required. The Delaware Bylaws establish a range of four to seven for the number of directors and provides that the number of directors shall be fixed within these limits from time to time by resolution of a majority of the directors. The shareholders will not have the right to fix the number of directors within these limits. Unlike under the California Bylaws, changes in the size of the Board outside of these limits can be adopted only by amending the Delaware Bylaws which can be amended either by the holders of a majority of the outstanding capital stock entitled to vote thereon or by a majority of the entire Board of Directors then in office.

FILLING VACANCIES ON THE BOARD OF DIRECTORS

         Under California law, any vacancy on the Board other than one created by removal of a director may be filled by the Board. If the number of directors is less than a quorum, a vacancy may be filled by the unanimous written consent of the directors then in office, by the affirmative vote of a majority of the directors at a meeting held pursuant to notice or waivers of notice or by a sole remaining director. A vacancy created by removal of a director may be filled by the Board only if so authorized by a corporation's articles of incorporation or by a bylaw provision approved by the corporation's shareholders. Neither the California Articles nor the California Bylaws permit directors to fill vacancies created by the removal of a director.

         Under Delaware law, vacancies and newly created directorships may be filled by a majority of the directors then in office, even if less than a quorum, or by a sole remaining director, unless otherwise provided in a corporation's certificate of incorporation or bylaws (or unless the certificate of incorporation directs that a particular class of stock is to elect such director(s), in which case a majority of the directors elected by such class, or a sole remaining director so elected, shall fill such vacancy or newly created directorship). The Delaware Bylaws provide that any vacancy, including any vacancy created by the removal of a director by the shareholders of SonomaWest Holdings Delaware, may be filled by a majority of the directors then in office, even if less than a quorum, or by a sole remaining director.

MONETARY LIABILITY OF DIRECTORS

         The California Articles and the Delaware Certificate both provide for the elimination of personal monetary liability of directors to the fullest extent permissible under the law of the respective states. The provision eliminating monetary liability of directors set forth in the Delaware Certificate is potentially more expansive than the corresponding provision in the California Articles due to differences between California and Delaware law. For a more detailed explanation of the foregoing, see "Significant Differences Between the Corporation Laws of California and Delaware -- Limitation of Liability and Indemnification," below.

BYLAW AMENDMENTS

         The California Bylaws provide that the California Bylaws may be amended either by the holders of a majority of the outstanding capital stock entitled to vote or by the affirmative vote of the Board, except that the Board of Directors cannot amend the provision of the California Bylaws that governs the number of directors. Furthermore, the California Bylaws provide that a bylaw adopted by the shareholders may restrict or eliminate the Board's power to adopt, amend or repeal any or all Bylaws.

         Unlike the California Bylaws, the Delaware Certificate and Delaware Bylaws provide that the Delaware Bylaws can be amended in all respects by either the holders of a majority of the outstanding capital stock entitled to vote or by a majority of the entire Board of Directors then in office, except that the provisions of the Delaware Bylaws authorizing cumulative voting and establishing the number of directors cannot be amended solely the Board of Directors.

SIGNIFICANT DIFFERENCES BETWEEN THE CORPORATION LAWS OF CALIFORNIA AND DELAWARE

         The following provides a summary of the major substantive differences between the corporation laws of California and Delaware. It is not an exhaustive description of all differences between the laws of the two states. Accordingly, all statements herein are qualified in their entirety by reference to the respective corporation laws of California and Delaware.

DIVIDENDS, REPURCHASES OF SHARES AND REVERSE STOCK SPLITS

         Delaware law is more flexible than California law with respect to implementing share repurchase programs. Delaware law permits a corporation to declare and pay dividends out of surplus or, if there is no surplus, out of net profits for the fiscal year in which the dividend is declared and/or for the preceding fiscal year as long as the amount of capital of the corporation following the declaration and payment of the dividend is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets. In addition, Delaware law generally provides that a corporation may redeem or repurchase its shares if the capital of the corporation would not be impaired and the redemption or repurchase would not cause an impairment following such redemption or repurchase.

         Under  California law, a corporation  may not make any  distribution to
its  shareholders   unless  either:

              o the corporation's retained earnings immediately prior to the proposed distribution equal or exceed the amount of the proposed distribution; or

              o immediately after giving effect to the distribution, the corporation's assets (exclusive of goodwill, capitalized research and development expenses and deferred charges) would be at least equal to one and one fourth (1 1/4) times its liabilities (not including deferred taxes, deferred income and other deferred credits), and the corporation's current assets would be at least equal to its current liabilities (or one and one fourth (1 1/4) times its current liabilities if the average pre-tax and pre- interest expense earnings for the preceding two fiscal years were less than the average interest expense for such years).

         Delaware law would also afford us with more flexibility in declaring dividends. We currently retain all future earnings for the operation and expansion of our business and we have not paid any cash dividends since the fiscal year ended June 30, 1995. Any payment of cash dividends in the future will be at the discretion of our Board of Directors and will depend upon our results of operations, earnings, capital requirements, contractual restrictions and other factors deemed relevant by our Board. We currently have no intention to pay any dividends to shareholders.

         In addition, Delaware law would afford us more flexibility in declaring a reverse stock split. Upon the occurrence of a reverse stock split, it is likely that the Company would purchase the remaining fractional shares for cash. California law prohibits such a payment of cash for fractional shares in any case where such action would result in the cancellation of more than 10% of the outstanding shares of any class. Delaware law has no corresponding limitations, however Delaware law requires that the Company pay a "fair price" for the fractional shares.

SHAREHOLDER VOTING FOR PROPOSED TRANSACTIONS

         In the context of a proposed acquisition, both California and Delaware law generally require that a majority of the shareholders of both acquiring and target corporations approve a statutory merger. In addition, both California and Delaware law require that a sale of all or substantially all of the assets of a corporation be approved by a majority of the outstanding voting shares of the corporation transferring such assets.

         Delaware law does not require a shareholder vote of the surviving corporation in a merger (unless the corporation provides otherwise in its certificate of incorporation) if:

              o the merger agreement does not amend the existing certificate of incorporation;

              o   each share of stock of the surviving  corporation  outstanding
                  immediately   before  the  Effective   Date  is  an  identical
                  outstanding share after the merger; and

              o either no shares of common stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the merger agreement, or the authorized unissued shares or treasury shares of common stock of the surviving corporation to be issued or delivered under the merger agreement plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such agreement do not exceed twenty percent (20%) of the shares of common stock of such constituent corporation outstanding immediately prior to the Effective Date.

         California law contains a similar exception to its voting requirements for reorganizations in the case of any corporation if that corporation, or its shareholders, immediately before the reorganization, or both, will own immediately after the reorganization, equity securities constituting more than five-sixths (5/6) of the voting power of the surviving or acquiring corporation or its parent entity.

SHAREHOLDER APPROVAL OF CERTAIN BUSINESS COMBINATIONS

         Delaware, like a number of states, has adopted special laws designed to make certain kinds of "unfriendly" corporate takeovers, or other transactions involving a corporation and one or more of its significant shareholders, more difficult.

         Under Section 203 of the DGCL, a Delaware corporation is prohibited from engaging in a "business combination" with an "interested shareholder" for three years following the date that such person or entity becomes an interested shareholder. With certain exceptions, an interested shareholder is a person or entity who or which owns, individually or with or through certain other persons or entities, fifteen percent (15%) or more of the corporation's outstanding voting stock (including any rights to acquire stock pursuant to an option, warrant, agreement, arrangement or understanding, or upon the exercise of conversion or exchange rights, and stock with respect to which the person has voting rights only). The three-year moratorium imposed by Section 203 on business combinations does not apply if:

              o prior to the date on which such shareholder becomes an interested shareholder the Board of Directors of the subject corporation approves either the business combination or the transaction that resulted in the person or entity becoming an interested shareholder;

              o upon consummation of the transaction that made him or her an interested shareholder, determining the interested shareholder owns at least eighty-five percent (85%) of the corporation's voting stock outstanding at the time the transaction commenced (excluding, for purposes of determining the voting stock outstanding, shares owned by directors who are also officers and shares held by employee stock plans that do not give employee participants the right to decide confidentially whether to accept a tender or exchange offer); or

              o on or after the date such person or entity becomes an interested shareholder, the Board of Directors approves the business combination and it is also approved at a shareholder meeting by sixty-six and two-thirds percent (66 2/3%) of the outstanding voting stock not owned by the interested shareholder.

         A Delaware corporation may elect in its certificate of incorporation not to be governed by Section 203, and the Delaware Certificate contains such an "opt out" election. As a result, the Board intends that the Company will not be governed by Section 203 if the reincorporation merger is approved.

         California law requires that holders of common stock receive common stock in a merger of the corporation with the holder of more than fifty percent (50%) but less than ninety percent (90%) of the target's common stock or its affiliate unless all of the target company's shareholders consent to the transaction. This provision of California law may have the effect of making a "cash-out" merger by a majority shareholder more difficult to accomplish. Delaware law does not parallel California law in this respect. California law also provides that, except in certain circumstances, when a tender offer or a proposal for reorganization or for a sale of assets is made by an interested party (generally a controlling or managing party of the target corporation), an affirmative opinion in writing as to the fairness of the consideration to be paid to the shareholders must be delivered to shareholders. This fairness opinion requirement does not apply to a corporation that does not have shares held of record by at least 100 persons, or to a transaction that has been qualified under California state securities laws. Furthermore, if a tender of shares or vote is sought pursuant to an interested party's proposal and a later proposal is made by another party at least 10 days prior to the date of acceptance of the interested party's proposal, the shareholders must be informed of the later offer and be afforded a reasonable opportunity to withdraw any vote, consent or proxy, or to withdraw any tendered shares. Delaware law has no comparable provision.

SHAREHOLDER APPROVAL OF ASSET SALES

         Both California and Delaware law require that a majority of the corporation's shareholders approve the sale of all or substantially all of the corporation's assets.

         California law also requires that in connection with a sale, or other disposition of all or substantially all the assets of a corporation to a party that is in control of or under common control with the corporation, the principal terms of the sale must be approved by at least 90% of the voting power of the disposing corporation unless the consideration for the transaction is for non-redeemable equity securities or common stock.

         Delaware does not have a similar provision and if the reincorporation merger is approved 90% of the shareholders would not be required to approve the principal terms of a sale of substantially all the assets of the corporation to a party that is in control of or under common control with the corporation. In particular, the approval of the reincorporation merger will make it easier for the Company to sell assets to Craig Stapleton, a shareholder of the Company. The Company has had informal discussions on several occasions with Mr. Stapleton regarding the possible sale of certain properties of the Company, although no agreement has been reached.

REMOVAL OF DIRECTORS

         Under California law, any director or the entire Board of Directors may be removed, with or without cause, with the approval of a majority of the outstanding shares entitled to vote. However, in the case of a corporation with cumulative voting or whose Board is classified, no individual director may be removed (unless the entire Board is removed) if the number of votes cast against such removal would be sufficient to elect the director under cumulative voting rules. The California Articles and California Bylaws do not provide for a classified Board of Directors, but do provide for cumulative voting. In addition, shareholders holding at least ten percent (10%) of the number of outstanding shares of any class may bring suit to remove any director in case of fraudulent or dishonest acts or gross abuse of authority or discretion.

         Under Delaware law, any director or the entire Board of Directors of a corporation that does not have a classified Board of Directors or cumulative voting may be removed with or without cause with the approval of a majority of the outstanding shares entitled to vote at an election of directors. Unless the certificate of incorporation otherwise provides, in the case of a Delaware corporation whose Board is classified, however, shareholders may effect such removal only for cause. In addition, as in California, if a Delaware corporation has cumulative voting, as will the surviving corporation, and if less than the entire Board is to be removed, a director may not be removed without cause by a majority of the outstanding shares if the votes cast against such removal would be sufficient to elect the director under cumulative voting rules. Delaware law also permits a Delaware corporation to include in its certificate of incorporation a supermajority (greater than a simple majority) voting requirement in connection with the removal of directors.

LIMITATION OF LIABILITY AND INDEMNIFICATION

         California and Delaware have similar laws respecting indemnification by a corporation of its officers, directors, employees and other agents. The laws of both states also permit corporations to adopt a provision in their charters eliminating the liability of a director to the corporation or its shareholders for monetary damages for breach of the director's fiduciary duty of care. Nonetheless, there are certain differences between the laws of the two states respecting indemnification and limitation of liability. In general, Delaware law is somewhat broader in allowing corporations to indemnify and limit the liability of corporate agents, which, among other things, support Delaware corporations in attracting and retaining outside directors. The Delaware Certificate eliminates the liability of directors to the corporation for monetary damages to the fullest extent permissible under Delaware law. Under
Delaware law, such provision may not eliminate or limit director monetary liability for:

              o breaches of the director's duty of loyalty to the corporation or its stockholders;

              o acts or omissions not in good faith or involving intentional misconduct or knowing violations of law;

              o   the  payment  of   unlawful   dividends   or  unlawful   stock
                  repurchases or redemptions; or

              o transactions in which the director received an improper personal benefit.

         Such limitation of liability provisions also may not limit a director's liability for violation of, or otherwise relieve the Company or directors from the necessity of complying with federal or state securities laws, or affect the availability of non-monetary remedies such as injunctive relief or rescission.

         In effect, under the Delaware law provision, a SonomaWest Holdings Delaware director could not be held liable for monetary damages for gross negligence or lack of due care in carrying out his or her fiduciary duties as a director so long as such gross negligence or lack of due care does not involve bad faith intentional misconduct or a breach of his or her duty of loyalty to SonomaWest Holdings Delaware.

         The Delaware Certificate provides for indemnification to the maximum extent permissible under Delaware law. Delaware law requires indemnification when there has been a successful defense on the merits or otherwise by a present or former director or officer of the corporation. Delaware law generally permits indemnification of expenses, including attorneys' fees, actually and reasonably incurred in the defense or settlement of a derivative or third-party action, provided there is a determination by (a) a majority vote of disinterested directors (even though less than a quorum), (b) a committee comprised of and established by such disinterested directors, (c) independent legal counsel in a written opinion if there are no such directors or such directors so direct, or
(d) the shareholders that the person seeking indemnification has satisfied the applicable standard of conduct described above. Without requisite court approval, however, no indemnification may be made in the defense of any derivative action in which the person is found to be liable in the performance of his or her duty to the corporation.

         Expenses incurred by an officer or director in defending an action may be paid in advance, under Delaware law, if such director or officer undertakes to repay such amounts if it is ultimately determined that he or she is not entitled to indemnification. In addition, Delaware law authorizes a corporation to purchase indemnity insurance for the benefit of its officers, directors, employees and agents whether or not the corporation would have the power to indemnify against the liability covered by the policy.

         Delaware law permits a Delaware corporation to provide indemnification in excess of that provided by statute by means of any bylaw, agreement, vote of stockholders or disinterested directors or otherwise. Delaware law does not require authorizing provisions in the certificate of incorporation and does not contain express prohibitions on indemnification in certain circumstances. Limitations on indemnification may be imposed by a court, however, based on principles of public policy.

         The California Articles eliminate the liability of directors to the corporation for monetary damages to the fullest extent permissible under California law.

         California law does not permit the elimination of monetary liability where such liability is based on:

              o intentional misconduct or knowing and culpable violation of law;

              o acts or omissions that a director believes to be contrary to the best interests of the corporation or its shareholders or that involve the absence of good faith on the part of the director;

              o   receipt of an improper personal benefit;

              o acts or omissions that show reckless disregard for the director's duty to the corporation or its shareholders, where the director in the ordinary course of performing a director's duties should be aware of a risk of serious injury to the corporation or its shareholders;

              o acts or omissions that constitute an unexcused pattern of inattention that amounts to an abdication of the director's duty to the corporation and its shareholders;

              o transactions between the corporation and a director who has a material financial interest in such transaction; and

              o   liability for improper distributions, loans or guarantees.

         The California Articles and California Bylaws authorize the Company to indemnify directors and officers to the fullest extent permitted by California law. California law requires indemnification when the individual seeking indemnification has defended successfully on the merits any action, claim, issue or matter. California law generally permits indemnification of expenses, actually and reasonably incurred in the defense or settlement of a derivative or third-party action, provided there is a determination by (a) majority vote of a quorum of disinterested directors, (b) independent legal counsel in a written opinion if such a quorum of directors is not obtainable (c) shareholders, with the shares owned by the person to be indemnified not being entitled to vote thereon, if any, or (d) the court in which the proceeding is or was pending upon application made by the corporation, agent or other person rendering services in connection with the defense, whether or not the application by such person is opposed by the corporation, that the person seeking indemnification has satisfied the applicable standard of conduct as described above. With respect to derivative actions, however, no indemnification may be provided under California law for amounts paid in settling or otherwise disposing of a pending action or expenses incurred in defending a pending action that is settled or otherwise disposed of, or with respect to the defense of any person adjudged to be liable to the corporation in the performance of his or her duty to the corporation and its shareholders without court approval. In addition, by contrast to Delaware law, California law requires indemnification only when the individual being indemnified was successful on the merits in defending any action, claim, issue or matter.

         Like Delaware, under California law expenses incurred by an officer or director in defending an action may be paid in advance if such director or officer undertakes to repay such amounts if it is ultimately determined that he or she is not entitled to indemnification. In addition, the laws of California also authorize a corporation's purchase of indemnity insurance for the benefit of its officers, directors, employees and agents whether or not the corporation would have the power to indemnify against the liability covered by the policy.

         Consistent with Delaware law, California law permits a California corporation to provide rights to indemnification beyond those provided therein except that such additional indemnification must be authorized in the corporation's articles of incorporation. Thus, if so authorized, rights to indemnification may be provided pursuant to agreements or bylaw provisions which make mandatory the permissive indemnification provided by California law. The California Articles provide that the Company is authorized to provide indemnification beyond that expressly mandated by California law.

INSPECTION OF SHAREHOLDER LISTS AND BOOKS AND RECORDS

         Both California and Delaware law allow any shareholder to inspect a corporation's shareholder list for a purpose reasonably related to the person's interest as a shareholder. California law provides, in addition, for an absolute right to inspect and copy the corporation's shareholder list by persons holding an aggregate of five percent (5%) or more of the corporation's voting shares, or shareholders holding an aggregate of one percent (1%) or more of such shares who are contesting the election of directors. Delaware law also allows the shareholders to inspect the list of shareholders entitled to vote at a meeting within a ten-day period preceding a shareholders' meeting for any purpose germane to the meeting. Delaware law, however, contains no provisions comparable to the absolute right of inspection provided by California law to certain shareholders.

         Under California law any shareholder may examine the accounting books and records and the minutes of the shareholders and the Board and its committees, provided such inspection is for a purpose reasonably related to such shareholder's interests as a shareholder. Delaware law may be slightly broader because a stockholder with a proper purpose is not limited to inspecting accounting books and records and minutes, and may examine other records as well. In addition, California law limits the right of inspection of shareholder lists to record shareholders whereas Delaware has extended that right to beneficial owners of shares.

APPRAISAL RIGHTS

         Under both California and Delaware law, a shareholder of a corporation participating in certain major corporate transactions may, under varying circumstances, be entitled to appraisal rights under which the shareholder may receive cash in the amount of the fair market value of his or her shares in place of the consideration he or she would otherwise receive in the transaction.

         Under Delaware law, such fair market value is determined exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, and appraisal rights are generally not available:

              o with respect to the sale, lease or exchange of all or substantially all of the assets of a corporation;

              o with respect to a merger or consolidation by a corporation the shares of which are either listed on a national securities exchange or are held of record by more than 2,000 holders if such shareholders receive only shares of the surviving corporation or shares of any other corporation that are either listed on a national securities exchange or held of record by more than 2,000 holders, plus cash in lieu of fractional shares of such corporations or any combination thereof; or

              o to shareholders of a corporation surviving a merger if no vote of the shareholders of the surviving corporation is required to approve the merger under Delaware law.

         The limitations on the availability of appraisal rights under California law are different from those under Delaware law. Shareholders of a California corporation whose shares are listed on a national securities exchange generally do not have such appraisal rights unless the holders of at least five percent (5%) of the class of outstanding shares claim the right or the corporation or any law restricts the transfer of such shares. Appraisal rights are also unavailable if the shareholders of a corporation or the corporation itself, or both, immediately prior to the reorganization will own immediately after the reorganization equity securities representing more than five-sixths (5/6) of the voting power of the surviving or acquiring corporation or its parent entity. California law generally affords appraisal rights in sale of asset reorganizations.

DISSOLUTION

         Under California law, the holders of fifty percent (50%) or more of the total voting power may authorize a corporation's dissolution, with or without the approval of the corporation's Board of Directors, and this right may not be modified by the articles of incorporation.

         Under Delaware law, unless the Board of Directors approves the proposal to dissolve, the dissolution must be unanimously approved by all the shareholders entitled to vote on the matter. Only if the dissolution is initially approved by the Board of Directors may the dissolution be approved by a simple majority of the outstanding shares of the Delaware corporation's stock entitled to vote. In the event of such a Board initiated dissolution, Delaware law allows a Delaware corporation to include in its certificate of incorporation a supermajority voting requirement in connection with dissolutions. The Delaware Certificate contains no such supermajority voting requirement.

INTERESTED DIRECTOR TRANSACTIONS

         Under both California and Delaware law, certain contracts or transactions in which one or more of a corporation's directors has an interest are not void or voidable because of such interest, if certain conditions, such as obtaining the required approval and fulfilling the requirements of good faith and full disclosure, are met. With certain minor exceptions, the conditions are similar under California and Delaware law.

SHAREHOLDER DERIVATIVE SUITS

         California law provides that a shareholder bringing a derivative action on behalf of a corporation need not have been a shareholder at the time of the transaction in question, if certain tests are met. Under Delaware law, a shareholder may bring a derivative action on behalf of the corporation only if the shareholder was a shareholder of the corporation at the time of the transaction in question or if his or her stock thereafter came to be owned by him or her by operation of law.

         California law also provides that the corporation or the defendant in a derivative suit may make a motion to the court for an order requiring the plaintiff shareholder to furnish a security bond. Delaware does not have a similar bonding requirement.

APPLICATION OF THE CALIFORNIA GENERAL CORPORATION LAW TO DELAWARE CORPORATIONS

         Under Section 2115 of the California General Corporation Law, certain corporations not organized under California law which have significant contacts with California are subject to a number of provisions of the California General Corporation Law. However, Section 2115 does not apply to corporations that have less than 50% of its voting stock held by persons having addresses outside the State of California. Following the proposed reincorporation, we expect that over 50% of the holders of the common stock of SonomaWest

Holdings Delaware will have addresses outside of the State of California, and accordingly, it is expected that Section 2115 will not apply to SonomaWest Holdings Delaware.

         In September 2002, California adopted the California Corporate Disclosure Act (the "Act"). The Act went into effect on January 1, 2003, and applies to publicly traded corporations incorporated in California or qualified to do business in California. Thus, the Company will be subject to the Act regardless of whether or not this proposal is passed. The Act greatly increases the annual disclosure that the Company must make to the California Secretary of State. Substantial portions of the Act, however, cover the same general categories of information that we include in our SEC filings.

FEDERAL TAX CONSEQUENCES

         The following is a discussion of certain United States federal income tax considerations that may be relevant to holders of our common stock who receive common stock of SonomaWest Holdings Delaware as a result of the reincorporation merger. The discussion does not address all of the tax consequences of the proposed reincorporation that may be relevant to you, such as consequences to non-United States persons or dealers in securities. Furthermore, no foreign, state, or local tax considerations are addressed herein. THE U.S. FEDERAL INCOME TAX CONSIDERATIONS APPLICABLE TO THE PROPOSED REINCORPORATION ARE COMPLEX AND ARE SUBJECT TO CHANGE (EITHER ON A PROSPECTIVE OR RETROACTIVE BASIS), AND THIS SUMMARY DOES NOT PURPORT TO BE A COMPLETE DISCUSSION OF ALL THE POSSIBLE TAX CONSEQUENCES OF THE PROPOSED REINCORPORATION. IN VIEW OF THE VARYING NATURE OF SUCH TAX CONSEQUENCES, YOU ARE URGED TO CONSULT YOUR OWN TAX ADVISOR AS TO THE SPECIFIC TAX CONSEQUENCES OF THE PROPOSED REINCORPORATION, INCLUDING THE APPLICABILITY OF FEDERAL, STATE, LOCAL OR FOREIGN TAX LAWS.

         We believe that the reincorporation will be a tax-free reorganization under Code Section 368(a). Accordingly, for federal income tax purposes, the holders of common stock of SonomaWest Holdings California should not recognize any gain or loss upon receipt of common stock of SonomaWest Holdings Delaware by reason of the reincorporation. Each share of SonomaWest Holdings Delaware common stock that you acquire by reason of the reincorporation should have the same tax basis and the same holding period as the equivalent SonomaWest Holdings California common stock from which such shares of SonomaWest Holdings California common stock were converted, provided that you hold such shares of SonomaWest Holdings California common stock as a capital asset on the date the reincorporation is effected.

         We have not requested a ruling from the Internal Revenue Service (the "IRS") with respect to whether the proposed reincorporation qualifies as a reorganization within the meaning of Code Section 368(a) or the federal income tax consequences of the proposed reincorporation under the Code. A successful IRS challenge to the federal tax treatment of the proposed reincorporation as a Code Section 368(a) reorganization could result in a shareholder recognizing gain or loss with respect to each share of common stock of SonomaWest Holdings California exchanged in the proposed reincorporation equal to the difference between the shareholder's basis in such share and the fair market value, as of the time of the proposed reincorporation, of the common stock of SonomaWest Holdings Delaware received in exchange therefore. In such event, your aggregate basis in the shares of common stock of SonomaWest Holdings Delaware you receive in the exchange would equal their fair market value on such date, and your holding period for such shares would not include the period during which you held common stock of SonomaWest Holdings California.

         State, local or foreign income tax consequences to shareholders may vary from the federal tax consequences described above.

         The Company should not recognize gain or loss for federal income tax purposes as a result of the proposed reincorporation, and SonomaWest Holdings Delaware should succeed, without adjustment, to the federal income tax attributes of SonomaWest Holdings California.

ACCOUNTING CONSEQUENCES

         We believe that there will be no material accounting consequences for us resulting from the reincorporation merger.

REGULATORY APPROVAL

         To our knowledge, the only required regulatory or governmental approval or filings necessary in connection with the consummation of the reincorporation merger would be the filings with the Secretary of State of California and the Secretary of State of Delaware.

         Our Board of Directors believes that approval of the reincorporation of the Company from California to Delaware is in the best interests of the Company and its shareholders.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE REINCORPORATION OF THE COMPANY FROM CALIFORNIA TO DELAWARE.

                                   PROPOSAL 4
               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

         The Audit Committee has selected Grant Thornton LLP, independent auditors, to audit the financial statements of the Company for the fiscal year ending June 30, 2005. Representatives of Grant Thornton LLP are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they so desire. The representatives also are expected to be available to respond to appropriate questions from shareholders.

         The affirmative vote of the holders of a majority of the shares of common stock voting in person or by proxy on this proposal is required to ratify the appointment of the independent auditors.

         In the event the shareholders fail to ratify the appointment, it will be considered as a direction to the Audit Committee to select another independent accounting firm. It is understood that even if the selection is ratified, the Audit Committee at its discretion, may direct the appointment of a new independent accounting firm at any time during the year if the Audit Committee feels that such a change would be in the best interests of the Company and its shareholders.

                THE AUDIT COMMITTEE UNANIMOUSLY RECOMMENDS A VOTE
                               "FOR" THIS PROPOSAL

                           AVAILABILITY OF 10-K REPORT

THE COMPANY FILED ITS ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED JUNE 30, 2004 WITH THE SECURITIES EXCHANGE COMMISSION ON SEPTEMBER ___, 2004. A COPY OF THE REPORT, INCLUDING ANY FINANCIAL STATEMENTS AND SCHEDULES, AND A LIST DESCRIBING ANY EXHIBITS NOT CONTAINED THEREIN, MAY BE OBTAINED WITHOUT CHARGE BY ANY SHAREHOLDER. THE EXHIBITS ARE AVAILABLE UPON PAYMENT OF CHARGES WHICH APPROXIMATE THE COMPANY'S COST OF REPRODUCTION OF THE EXHIBITS. REQUESTS FOR COPIES OF THE REPORT SHOULD BE SENT TO THE OFFICE OF THE CORPORATE SECRETARY AT THE MAILING ADDRESS OF THE COMPANY LISTED ON PAGE ONE OF THIS PROXY STATEMENT.

                                  OTHER MATTERS

         The Board of Directors presently knows of no other matter that may come before the Annual Meeting. If any other matters should properly come before the Meeting, however, the Board's proxy holders intend to vote on such matters in accordance with their best judgment.

                                              By Order of the Board of Directors


                                              Matthew J. Ertman
                                              SECRETARY

Dated:  September ____, 2004

                            SONOMAWEST HOLDINGS, INC.

                             2064 Highway 116 North

                          Sebastopol, California 95472

                                      PROXY

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned hereby appoints Roger S. Mertz and David J. Bugatto, or either of them, with full power of substitution, as Proxies of the undersigned to attend the Annual Meeting of Shareholders of SonomaWest Holdings, Inc. to be held on Wednesday, October 27, 2004 at 11:00 a.m., local time, at Three Embarcadero Center, 12th Floor, San Francisco, California 94111, and any adjournment thereof, and to vote the number of shares the undersigned would be entitled to vote if personally present as indicated below.

1. Election of four directors to serve until the 2005 Annual Meeting of Shareholders or until their respective successors are elected and qualified.

         [  ] FOR all nominees listed below                            [  ] WITHHOLD AUTHORITY

              (except as marked to the contrary below)                       to vote for all nominees listed below

         (Instructions:  To  withhold  authority  to vote for any  individual  nominee  strike a line  through  the nominee's name in the list below.)

             Roger S. Mertz;  Gary L. Hess;  Fredric Selinger;  David J. Bugatto

2.       Approval of the amendments to the Company's 2002 Stock Incentive Plan.

         [  ] FOR the amendments                                       [  ] AGAINST the amendments

3. Approval of the reincorporation of the Company from California to Delaware by means of a merger with and into a wholly owned Delaware subsidiary.

         [  ] FOR the reincorporation merger                           [  ] AGAINST the reincorporation merger

4. Approval of appointment of Grant Thornton LLP as independent auditors for the fiscal year ending June 30, 2005.

         [  ] FOR the appointment                                      [  ] AGAINST the appointment

         The undersigned hereby acknowledge receipt of (a) the Notice of Annual Meeting of Shareholders to be held October 27, 2004, (b) the accompanying Proxy Statement, and (c) the Annual Report of the Company for the fiscal year ended June 30, 2004.

         This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, the Proxy will be voted FOR proposals one, two, three and four.

         Please sign exactly as signature appears on this proxy card. Executors, administrators, traders, guardians, attorneys-in-fact, etc. should give their full titles. If signer is a corporation, please give full corporate name and have a duly authorized officer sign, stating title. If a partnership, please sign in partnership name by authorized person. If stock is registered in two names, both should sign.

Dated:  _______________, 2004            ---------------------------------------
                                         Signature


                                         ---------------------------------------
                                         Signature

                                   APPENDIX A

                             AUDIT COMMITTEE CHARTER



                            SONOMAWEST HOLDINGS, INC.

                    AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

                                     CHARTER

I.       AUDIT COMMITTEE PURPOSE

         The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities. The Audit Committee's primary duties and responsibilities are to:

              o Monitor the integrity of the Company's financial reporting process and systems of internal controls regarding finance, accounting, and legal compliance.

              o Monitor the independence and performance of the Company's independent auditors and internal auditing department.

              o Provide an avenue of communication among the independent auditors, management, the internal auditing department, and the Board of Directors.

         The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors as well as anyone in the organization. The Audit Committee has the ability to retain, at the Company's expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties.

II.      AUDIT COMMITTEE COMPOSITION AND MEETINGS

         The Audit Committee is a committee of the Board of Directors. The Audit Committee shall be composed of Directors who are independent of the management of the Company and are free of any relationship that, in the opinion of the Board of Directors, would interfere with their exercise of independent judgment as a committee member. The membership of the Audit Committee shall consist of at least three independent (subject to exceptions provided in the NASD Marketplace Rules), financially literate, members of the Board of Directors who shall serve at the pleasure of the Board of Directors. In addition, at least one of the Committee members must have employment experience in finance or accounting, professional certification in accounting, or other comparable experience or background resulting in the individual's financial sophistication, including being or having been a chief executive, chief financial or other senior officer with oversight responsibilities. Committee members and the Committee chairman shall be designated by the full Board of Directors. If an audit committee Chair is not designated or present, the members of the Committee may designate a Chair by majority vote of the Committee membership.

         The  Committee  shall  meet  at  least  two  times  annually,  or  more frequently as circumstances dictate. The Committee should meet privately in executive session at least annually with management, the director of the internal auditing department, the independent auditors, and as a committee to discuss any matters that the Committee or each of these groups believe should be discussed. In addition, the Committee, or at least its Chair, should communicate with management and the independent auditors quarterly to review the Company's financial statements and significant findings based upon the auditors limited review procedures.

III.     AUDIT COMMITTEE RESPONSIBILITIES AND DUTIES

         REVIEW PROCEDURES

         1. Review and reassess the adequacy of this Charter at least annually. Submit the charter to the Board of Directors for approval and have the document published at least every three years in accordance with SEC regulations.

         2. Review the Company's annual audited financial statements, including the disclosure in Management's Discussion and Analysis of Financial Condition and Results of Operations, prior to filing or distribution. Review should include discussion with management and independent auditors of significant issues regarding accounting principles, practices, and judgments.

         3. In consultation with the management, the independent auditors, and the internal auditors, consider the integrity of the Company's financial reporting processes and controls. Discuss significant financial risk exposures and the steps management has taken to monitor, control, and report such exposures. Review significant findings prepared by the independent auditors and the internal auditing department together with management's responses.

         4. Review with financial management and the independent auditors the Company's quarterly financial results prior to the release of earnings and/or the Company's quarterly financial statements prior to filing or distribution. Discuss any significant changes to the Company's accounting principles and any items required to be communicated by the independent auditors in accordance with SAS 61 (see item 10). The Chair of the Committee may represent the entire Audit Committee for purposes of this review.

         INDEPENDENT AUDITORS

         5. The Audit Committee is responsible for the appointment, compensation, and oversight of the independent auditors, and if deemed necessary, the termination of the independent auditors. The Audit Committee shall review the independence and performance of the auditors and annually recommend to the Board of Directors the appointment of the independent auditors or approve any discharge of auditors when circumstances warrant.

         6. Approve the engagement of the independent auditors, including the fees and other significant compensation to be paid to the independent auditors.

         7. On a quarterly basis, the Committee should review the independence of the independent auditors. The Committee should receive a statement from the independent auditors acknowledging their independence on a quarterly basis.

         8. Review the independent auditors audit plan - discuss scope, staffing, locations, reliance upon management, and internal audit and general audit approach.

         9. Approve, in advance, the provision of all permissible non-audit services, as set forth in Section 202 of the Sarbanes-Oxley Act of 2002, as well as all related-party transactions.

         10. Prior to releasing the year-end earnings, discuss the results of the audit with the independent auditors. Discuss certain matters required to be communicated to audit committees in accordance with AICPA SAS 61.

         11. Consider the independent auditors' judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

         INTERNAL AUDIT DEPARTMENT AND LEGAL COMPLIANCE

         12.  Review   the   budget,   plan,   changes   in  plan,   activities,
              organizational structure, and qualifications of the internal audit department, as needed.

         13. Review the appointment, performance, and replacement of the senior internal audit executive.

         14.  Review   significant   reports  prepared  by  the  internal  audit
              department together with management's response and follow-up to these reports.

         15. On at least an annual basis, review with the Company's counsel, any legal matters that could have a significant impact on the organization's financial statements, the Company's compliance with applicable laws and regulations, and inquiries received from regulators or governmental agencies.

         OTHER AUDIT COMMITTEE RESPONSIBILITIES

         16. Annually prepare a report to shareholders as required by the Securities and Exchange Commission. The report should be included in the Company's annual proxy statement.

         17. Perform any other activities consistent with this Charter, the Company's by-laws, and governing law, as the Committee or the Board deems necessary or appropriate.

         18. Maintain minutes of meetings and regularly report to the Board of Directors on significant results of the foregoing activities.

         19. Establish procedures for the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

         20.  Conduct an annual performance review of the Committee.

         21. Review financial and accounting personnel succession planning within the Company.

         22. Annually review policies and procedures as well as audit results associated with directors' and officers expense accounts and perquisites.


         September 21, 2004

                                   APPENDIX B

                         COMPENSATION COMMITTEE CHARTER



                                   SONOMAWEST

                                  HOLDINGS INC

                         COMPENSATION COMMITTEE CHARTER

I.       PURPOSE

         The function of the Compensation Committee of the Board of Directors of SonomaWest Holdings, Inc. ("SWHI") is to assist the Board of Directors in fulfilling its oversight responsibilities relating to executive compensation.

II.      MEMBERSHIP AND ORGANIZATION

              o The Committee shall be composed of such number of directors as may be appointed by the Board, but in no event less than two members. Subject to exceptions set forth in the Marketplace Rules, all Committee members shall be "independent" as such term is defined under Rule 4200(a)(15) of the Marketplace Rules contained in the National Association of Securities Dealers Manual. Unless a Chair is elected by the Board of Directors, the members of the Committee will designate a Chair by majority vote of the full Committee membership.

              o The Board shall appoint the members of the Committee to serve until their successors have been duly designated. Members of the Committee may be removed by the Board of Directors for any reason and at any time.

              o Vacancies on the Committee shall be filled by vote of the Board of Directors.

III.     RESPONSIBILITIES

         In furtherance of its purpose, the Compensation Committee shall have the following authority and responsibilities:

              o Supervise the administration of SWHI's stock option plans and provide disinterested administration of any employee benefit plans in which Section 16 Insiders are eligible to participate.

              o Prepare the report of the Committee required by the rules of the Securities Exchange Commission to be included in SWHI's annual proxy statement.

              o Review and approve on an annual basis the corporate goals and objectives with respect to compensation for the chief executive officer. The Committee shall evaluate at least once a year the chief executive officer's performance in light of these established goals and objectives and based upon these evaluations shall set the chief executive officer's annual compensation, including salary, bonus, incentive and equity compensation.

              o Consider SWHI's performance and relative shareholder return, the value of similar incentive awards to chief executive officers at comparable companies, and the awards given to SWHI's chief executive officer in past years in setting long term incentive compensation for SWHI's chief executive officer.

              o Review and approve on an annual basis the evaluation process and compensation structure for SWHI's Section 16 Insiders. The Committee shall evaluate the performance of SWHI's Section 16 Insiders and shall approve the annual compensation, including salary, bonus, incentive and equity compensation, for such Section 16 Insiders. The Committee shall also provide oversight of management's decisions concerning the performance and compensation of other SWHI officers.

              o Review and approve the proposed compensation and terms of employment of persons proposed to be hired as executive officers.

              o   Review and approve fees and budgets for outsourced management.

              o   Engage    in    annual    self-assessment  with  the  goal  of
                  continuing improvement.

              o Review and assess the adequacy of the Committee's charter at least annually and recommend any proposed changes to the Board of Directors for approval.

         For purposes of this Charter, the term "Section 16 Insiders" shall mean a SWHI officer or director subject to the short-swing profit liabilities of Section 16 of the Securities Exchange Act of 1934, as amended.

IV.      MEETINGS

              o The Committee shall hold regular meetings on such days as it shall determine. Other meetings of the Committee will be held at the request of the Chair of the Committee or any two other Committee members. The Committee shall meet in executive session periodically. Minutes shall be regularly kept of Committee proceedings, by a person appointed by the Committee to do so.

              o Prior to each regularly scheduled meeting, the Committee will receive a prepared agenda for the meeting. Other topics for discussion may be introduced at the meeting at the request of any Committee member.

              o Such corporate officers and other employees of SWHI, as the Committee may regularly from time-to-time designate, shall attend the meetings. However, the chief executive officer may not be present during the voting for approval of proposed compensation arrangements for the chief executive officer.

              o The Committee shall have the authority to delegate any of its responsibilities to subcommittees as the Committee may deem appropriate in its sole discretion.

              o   The  Chair  of the  Committee  shall  report  on  Compensation
                  Committee   activities  to  the  Board  after  each  Committee
                  meeting.

V.       ADVISORS

              o The Committee shall have authority to engage such compensation consultants, outside counsel and other advisors, as it determines necessary to carry out its duties. The Committee shall have sole authority to approve related fees and retention terms for its advisors, and funding for payment of such fees and reimbursement of ordinary administrations expenses that are necessary or appropriate in carrying out its duties.

         September  21, 2004

                                   APPENDIX C

                                MERGER AGREEMENT



                                PROPOSED FORM OF

                          AGREEMENT AND PLAN OF MERGER

                                       OF

                            SONOMAWEST HOLDINGS, INC.

                            (A Delaware Corporation)

                                       AND

                            SONOMAWEST HOLDINGS, INC.

                           (A California Corporation)

         THIS AGREEMENT AND PLAN OF MERGER, dated as of [o], [o] 2004 (the "AGREEMENT" ), is made by and between SonomaWest Holdings, Inc., a Delaware corporation ("SONOMAWEST DELAWARE" ), and SonomaWest Holdings, Inc., a California corporation ("SONOMAWEST CALIFORNIA" ). SonomaWest Delaware and
SonomaWest California are sometimes referred to herein as the "CONSTITUENT CORPORATIONS."

                                R E C I T A L S :
                                - - - - - - - -


         WHEREAS, SonomaWest California is a corporation duly organized and existing under the laws of the State of California. On the date hereof, the total number of shares of Common Stock, no par value, of SonomaWest California (the "SONOMAWEST CALIFORNIA COMMON STOCK"), authorized to be issued is 5,000,000, and the total number of shares of Preferred Stock of SonomaWest California (the "SONOMAWEST CALIFORNIA PREFERRED STOCK" ) authorized to be issued is 2,500,000. As of September 10, 2004, there were 1,114,257 shares of SonomaWest California Common Stock issued and outstanding, and no shares of SonomaWest California Preferred Stock were issued and outstanding.

         WHEREAS, SonomaWest Delaware is a corporation duly organized and existing under the laws of the State of Delaware. On the date hereof, the total number of shares of Common Stock, $.0001 par value per share (the "SONOMAWEST DELAWARE COMMON STOCK" ) authorized to be issued is 5,000,000, and the total number of shares of Preferred Stock, $.0001 par value per share (the "SONOMAWEST DELAWARE PREFERRED STOCK" ) authorized to be issued is 2,500,000. The SonomaWest Delaware Preferred Stock is undesignated as to series, rights, preferences, privileges, or restrictions. As of the date hereof, 100 shares of SonomaWest Delaware Common Stock were issued and outstanding, all of which were held by SonomaWest California, and no shares of SonomaWest Delaware Preferred Stock were issued and outstanding.

         WHEREAS, SonomaWest Delaware is a wholly owned subsidiary of SonomaWest California.

         WHEREAS, the Board of Directors of SonomaWest California has determined that, for the purpose of effecting the reincorporation of SonomaWest California in the State of Delaware, it is advisable and in the best interests of SonomaWest California and its shareholders that SonomaWest California merge with and into SonomaWest Delaware upon the terms and conditions provided herein.

         WHEREAS, the respective Boards of Directors of SonomaWest Delaware and SonomaWest California have approved and adopted this Agreement and have directed that this Agreement be submitted to a vote of their sole stockholder and shareholders, respectively, and executed by the undersigned officers.

         WHEREAS, the Merger (as hereinafter defined) is intended to qualify as a reorganization described in Section 368(a) of the Internal Revenue Code of 1986, as amended.

         NOW, THEREFORE, in consideration of the mutual agreements and covenants set forth herein, SonomaWest Delaware and SonomaWest California hereby agree, subject to the terms and conditions hereinafter set forth, as follows:

                                   ARTICLE I
                                     MERGER

         Section 1.1 MERGER. In accordance with the provisions of this Agreement, the Delaware General Corporation Law (the "DGCL" ) and the California General Corporation Law (the "CGCL" ), SonomaWest California shall be merged with and into SonomaWest Delaware (the "MERGER" ), the separate existence of SonomaWest California shall cease, and SonomaWest Delaware shall survive the Merger and shall continue to be governed by the laws of the State of Delaware. SonomaWest Delaware shall be, and is sometimes referred to herein as, the "SURVIVING CORPORATION." The name of the Surviving Corporation shall be SonomaWest Holdings, Inc.

         Section 1.2 FILING AND EFFECTIVENESS. The Merger shall become effective when the following actions shall have been completed:

              (a) this Agreement and the Merger shall have been adopted and approved by each Constituent Corporation in accordance with the requirements of the DGCL and the CGCL;

              (b) all of the conditions precedent to the consummation of the Merger specified in this Agreement shall have been satisfied or duly waived by the party entitled to satisfaction thereof;

              (c) an executed Certificate of Ownership and Merger meeting the requirements of the DGCL shall have been filed with the Secretary of State of the State of Delaware (the "DELAWARE CERTIFICATE" ); and

              (d) a certified copy of the Delaware Certificate, as provided in Section 1108 of the CGCL, shall have been filed with the Secretary of State of the State of California.

         The date and time when the Merger shall become effective, as aforesaid, is herein called the "EFFECTIVE DATE OF THE MERGER."

         Section 1.3 EFFECT OF THE MERGER. Upon the Effective Date of the Merger, the separate existence of SonomaWest California shall cease and SonomaWest Delaware, as the Surviving Corporation shall:

              (i) continue to possess all of its assets, rights, powers and property as constituted immediately prior to the Effective Date of the Merger;

              (ii) be subject to all actions previously taken by its and SonomaWest California's Boards of Directors;

              (iii) succeed, without other transfer, to all of the assets, rights, powers and property of SonomaWest California in the manner more fully set forth in Section 259 of the DGCL;

              (iv) continue to be subject to all of the debts, liabilities and obligations of SonomaWest Delaware as constituted immediately prior to the Effective Date of the Merger; and

              (v) succeed, without other transfer, to all of the debts, liabilities and obligations of SonomaWest California in the same manner as if SonomaWest Delaware had itself incurred them, all as more fully provided under the applicable provisions of the DGCL and the CGCL.

                                   ARTICLE II
                    CHARTER DOCUMENTS, DIRECTORS AND OFFICERS

         Section 2.1 CERTIFICATE OF INCORPORATION. The Certificate of Incorporation of SonomaWest Delaware as in effect immediately prior to the Effective Date of the Merger shall continue in full force and effect as the Certificate of Incorporation of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.

         Section 2.2 BY-LAWS. The By-Laws of SonomaWest Delaware as in effect immediately prior to the Effective Date of the Merger shall continue in full force and effect as the By-Laws of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.

         Section 2.3 DIRECTORS AND OFFICERS. The directors and officers of SonomaWest California immediately prior to the Effective Date of the Merger shall be the directors and officers of the Surviving Corporation until their successors shall have been duly elected and qualified or until as otherwise provided by law, the Certificate of Incorporation of the Surviving Corporation or the By-Laws of the Surviving Corporation.

                                  ARTICLE III
                          MANNER OF CONVERSION OF STOCK

         Section 3.1 SONOMAWEST CALIFORNIA COMMON STOCK. Upon the Effective Date of the Merger, each share of SonomaWest California Common Stock, issued and outstanding immediately prior thereto shall, by virtue of the Merger and without any action by either of the Constituent Corporations, the holder of such shares or any other person, be converted into and exchanged for one (1) fully paid and nonassessable share of Common Stock of the Surviving Corporation.

         Section 3.2 SONOMAWEST CALIFORNIA EMPLOYEE BENEFIT PLANS. Upon the Effective Date of the Merger, the Surviving Corporation shall assume and continue any and all stock option, stock incentive and other equity-based award plans heretofore adopted by SonomaWest California (individually, an "EQUITY PLAN" and, collectively, the "EQUITY PLANS" ), and shall reserve for issuance under each Equity Plan a number of shares of SonomaWest Delaware Common Stock equal to the number of shares of SonomaWest California Common Stock so reserved immediately prior to the Effective Date of the Merger. Each unexercised option or other right to purchase SonomaWest California Common Stock granted under and by virtue of any such Equity Plan which is outstanding immediately prior to the Effective Date of the Merger shall, upon the Effective Date of the Merger, become an option or right to purchase SonomaWest Delaware Common Stock on the basis of one share of SonomaWest Delaware Common Stock for each share of SonomaWest California Common Stock issuable pursuant to any such option or stock purchase right, and otherwise on the same terms and conditions and at an exercise or conversion price per share equal to the exercise or conversion price per share applicable to any such SonomaWest California option or stock purchase right. Each other equity-based award relating to SonomaWest California Common Stock granted or awarded under any of the Equity Plans which is outstanding immediately prior to the Effective Date of the Merger shall, upon the Effective Date of the Merger, become an award relating to SonomaWest Delaware Common Stock on the basis of one share of SonomaWest Delaware Common Stock for each share of SonomaWest California Common Stock to which such award relates and otherwise on the same terms and conditions applicable to such award immediately prior to the Effective Date of the Merger.

         Section 3.3 SONOMAWEST DELAWARE COMMON STOCK. Upon the Effective Date of the Merger, each share of SonomaWest Delaware Common Stock issued and outstanding immediately prior thereto shall, by virtue of the Merger and without any action by SonomaWest Delaware, the holder of such shares or any other person, be canceled and returned to the status of authorized but unissued shares.

         Section 3.4 EXCHANGE OF CERTIFICATES.

              (a) After the Effective Date of the Merger, each holder of an outstanding certificate representing SonomaWest California Common Stock may, at such holder's option, surrender the same for cancellation to Continental Stock Transfer & Trust Company, as exchange agent (the "EXCHANGE AGENT"), and each such holder shall be entitled to receive in exchange therefor a certificate or certificates representing the number of shares of the Surviving Corporation's Common Stock into which the surrendered shares were converted as provided herein. Unless and until so surrendered, each outstanding certificate theretofore representing shares of SonomaWest California Common Stock shall be deemed for all purposes to represent the number of shares of the Surviving Corporation's Common Stock into which such shares of SonomaWest California Common Stock were converted in the Merger.

              (b) The registered owner on the books and records of the Surviving Corporation or the Exchange Agent of any shares of stock represented by such outstanding certificate shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to the Surviving Corporation or the Exchange Agent, have and be entitled to exercise any voting and other rights with respect to, and to receive dividends and other distributions upon the shares of Common Stock of the Surviving Corporation represented by, such outstanding certificate as provided above.

              (c) Each certificate representing Common Stock of the Surviving Corporation so issued in the Merger shall bear the same legends, if any, with respect to the restrictions on transferability as the certificates of SonomaWest California so converted and given in exchange therefore, unless otherwise determined by the Board of Directors of the Surviving Corporation in compliance with applicable laws, or other such additional legends as agreed upon by the holder and the Surviving Corporation.

              (d) If any certificate for shares of the Surviving Corporation stock is to be issued in a name other than that in which the certificate surrendered in exchange therefor is registered, it shall be a condition of issuance thereof: (i) that the certificate so surrendered shall be properly endorsed and otherwise in proper form for transfer; (ii) that such transfer otherwise be proper and comply with applicable securities laws; and (iii) that the person requesting such transfer pay to the Surviving Corporation or the Exchange Agent any transfer or other taxes payable by reason of issuance of such new certificate in a name other than that of the registered holder of the certificate surrendered or establish to the satisfaction of the Surviving Corporation that such tax has been paid or is not payable.

                                   ARTICLE IV
                                     GENERAL

Section 4.1 COVENANTS OF SONOMAWEST DELAWARE. SonomaWest Delaware covenants and agrees that it will, on or before the Effective Date of the Merger:

              (a) qualify to do business as a foreign corporation in the State of California and in connection therewith irrevocably appoint an agent for service of process as required under the provisions of Section 2105 of the CGCL;

              (b) file any and all documents with the California Franchise Tax Board necessary for the assumption by SonomaWest Delaware of all of the franchise tax liabilities of SonomaWest California;

              (c) file the Delaware Certificate with the Secretary of State of the State of Delaware;

              (d) file a certified copy of the Delaware Certificate with the Secretary of State of the State of California; and

              (e) take all such other actions as may be required by the DGCL and the CGCL to effect the Merger.

         Section 4.2 COVENANTS OF SONOMAWEST CALIFORNIA. SonomaWest California covenants and agrees that it will, on or before the Effective Date of the Merger, take all such other actions as may be required by the DGCL and the CGCL to effect the Merger.

         Section 4.3 FURTHER ASSURANCES. From time to time, as and when required by the Surviving Corporation or by its successors or assigns, there shall be executed and delivered on behalf of SonomaWest California such deeds and other instruments, and there shall be taken or caused to be taken by the Surviving Corporation and SonomaWest California such further and other actions as shall be appropriate or necessary in order to vest or perfect in or conform of record or otherwise by the Surviving Corporation, the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of SonomaWest California and otherwise to carry out the purposes of this Agreement, and the officers and directors of the Surviving Corporation are fully authorized in the name and on behalf of SonomaWest California or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

         Section 4.4 ABANDONMENT. At any time before the Effective Date of the Merger, this Agreement may be terminated and the Merger may be abandoned for any reason whatsoever by the Board of Directors of either SonomaWest California or SonomaWest Delaware, or both, notwithstanding the approval of this Agreement by the shareholders of SonomaWest California or the sole stockholder of SonomaWest Delaware or both.

         Section 4.5 AMENDMENT. The Boards of Directors of the Constituent Corporations may amend this Agreement at any time prior to the filing of this Agreement (or certificate in lieu thereof) with the Secretaries of State of the States of Delaware and California, provided that an amendment made subsequent to the adoption of this Agreement by the stockholders of either Constituent Corporation shall not, unless approved by the stockholders as required by law:
(i) alter or change the amount or kind of shares, securities, cash, property and/or rights to be received in exchange for or on conversion of all or any of the shares of any class or series thereof of such Constituent Corporation; (ii) alter or change any term of the Certificate of Incorporation of the Surviving Corporation to be effected by the Merger; or (iii) alter or change any of the terms and conditions of this Agreement, if such alteration or change would adversely affect the holders of any class or series of capital stock of any Constituent Corporation.

         Section 4.6 AGREEMENT. Executed copies of this Agreement will be on file at the principal place of business of the Surviving Corporation at 2064 Highway 116 North, Sebastopol, California 95472.

         Section 4.7 GOVERNING LAW. This Agreement shall in all respects be construed, interpreted and enforced in accordance with and governed by the laws of the State of Delaware and, so far as applicable, the merger provisions of the CGCL.

         Section  4.8   COUNTERPARTS.   This   Agreement   may  be  executed  in
counterparts (including by facsimile), each of which shall be deemed to be an original and all of which, together, shall constitute the same instrument.


                            [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first written above.

                                SONOMAWEST HOLDINGS, INC.
                                a California corporation


                                By:
                                     -------------------------------------------
                                     Name:
                                            ------------------------------------
                                     Title:
                                             -----------------------------------

                                SONOMAWEST HOLDINGS, INC.
                                a Delaware corporation


                                By:
                                     -------------------------------------------
                                     Name:
                                            ------------------------------------
                                     Title:
                                             -----------------------------------

                                   APPENDIX D

                              DELAWARE CERTIFICATE



                          CERTIFICATE OF INCORPORATION
                                       OF
                            SONOMAWEST HOLDINGS, INC.
                             A DELAWARE CORPORATION

         The undersigned, for the purpose of incorporating a corporation under the General Corporation Law of the State of Delaware, does hereby certify as follows:

                                   ARTICLE I

         The name of this corporation is SonomaWest Holdings, Inc.

                                   ARTICLE II

         The address of the corporation's registered office in the State of Delaware is 9 E. Loockerman Street, Suite 1B, Dover, Delaware 19901. The name of its registered agent at such address is National Registered Agents, Inc.

                                  ARTICLE III

         The nature of the business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

                                   ARTICLE IV

         A. CLASSES OF STOCK. This corporation is authorized to issue two classes of stock to be designated, respectively, "Common Stock," and "Preferred Stock." The total number of shares which the corporation is authorized to issue is Seven Million Five Hundred Thousand (7,500,000) shares, of which Five Million (5,000,000) shares shall be Common Stock, par value $0.0001 per share, and Two Million Five Hundred Thousand (2,500,000) shares shall be Preferred Stock, par value $0.0001 per share.

         B. PREFERRED STOCK. Subject to the provisions of this Certificate of Incorporation, the Board of Directors is authorized, subject to limitations prescribed by law, to provide for the issuance of the shares of Preferred Stock in series, and by filing a certificate pursuant to the applicable law of the State of Delaware, to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences and rights of the shares of each such series and the qualifications, limitations or restrictions thereof. The authority of the Board of Directors with respect to each series shall include, but not be limited to, determination of the following:

                  1. NUMBER OF SHARES IN SERIES. The number of shares constituting that series and the distinctive designation of that series;

                  2. DIVIDEND RIGHTS. The dividend rate on the shares of that series, whether dividends shall be cumulative, and, if so, from which date or dates, and the relative rights of priority, if any, of payment of dividends on shares of that series;

                  3. LIQUIDATION RIGHTS. The rights of the shares of that series in the event of voluntary or involuntary liquidation, dissolution or winding up of the corporation, and the relative rights of priority, if any, of payment of shares of that series;

                  4. VOTING RIGHTS. Whether that series shall have voting rights, in addition to the voting rights provided by law, and if so, the terms of such voting rights;

                  5. CONVERSION RIGHTS. Whether that series shall have conversion privileges, and, if so, the terms and conditions of such conversion, including provision for adjustment of the conversion rate in such events as the Board of Directors shall determine;

                  6. REDEMPTION RIGHTS. Whether or not the shares of that series shall be redeemable, and, if so, the terms and conditions of such redemption, including the date or date upon or after which they shall be redeemable, and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates;

                  7. SINKING FUND. Whether that series shall have a sinking fund for the redemption or purchase of shares of that series, and, if so, the terms and amount of such sinking fund;

                  8. OTHER. Any other relative rights, preferences and limitations of that series.

                                   ARTICLE V

         The business and affairs of the corporation shall be managed by and under the direction of the Board of Directors.

                                   ARTICLE VI

         To the fullest extent permitted by the General Corporation Law of the State of Delaware, as the same exists or may hereafter be amended, a director of the corporation shall not be liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director. The liability of a director of the corporation to the corporation or its stockholders for monetary damages shall be eliminated to the fullest extent permissible under applicable law in the event it is determined that Delaware law does not apply. The corporation is authorized to provide by bylaw, agreement or otherwise for indemnification of directors, officers, employees and agents for breach of duty to the corporation and its stockholders in excess of the indemnification otherwise permitted by applicable law. Any repeal or modification of this Article shall not result in any liability for a director with respect to any action or omission occurring prior to such repeal or modification.

                                  ARTICLE VII

         The corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute and by this Certificate of Incorporation, and all rights conferred upon stockholders herein are granted subject to this reservation.

                                  ARTICLE VIII

         In addition to the other powers expressly granted by statute, the Board of Directors of the corporation shall have the power to repeal, alter or amend the bylaws of the corporation, provided however, that a majority of the stockholders entitled to vote must approve the amendment or repeal of the last paragraph of Section 2.10 of the bylaws (cumulative voting) and Section 3.2 of the bylaws (number of directors).

         Elections of directors need not be by written ballot unless the bylaws of the corporation shall so provide.

                                   ARTICLE IX

         Meetings of stockholders may be held within or without the State of Delaware as the bylaws may provide. The books of the corporation may be kept (subject to any provision contained in the statutes) outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the bylaws of the corporation.

                                   ARTICLE X

         The corporation shall not be governed by the business combination statute set forth in Section 203 of the General Corporation Law of the State of Delaware, as the same exists or may hereafter be amended.

                                   ARTICLE XI

         The name and mailing address of the incorporator is Matthew J. Ertman, 515 S. Figueroa Street, 7th Floor, Los Angeles, CA 90071.

                                  ARTICLE XII

         The corporation shall have perpetual existence.

                                     * * *

         I, THE UNDERSIGNED, being the Incorporator hereinbefore named for the purpose of forming a corporation in pursuance of the General Corporation Law of the State of Delaware and the act amendatory thereof and supplemental thereto, make and file this Certificate of Incorporation hereby declaring and certifying that the facts herein stated are true as of September 10, 2004.



                                 -----------------------------------------------
                                 Matthew J. Ertman, Incorporator

                                     BYLAWS

                                       OF

                            SONOMAWEST HOLDINGS, INC.

                                                 TABLE OF CONTENTS

                                                                                                              PAGE
                                                                                                              ----

ARTICLE I                  CORPORATE OFFICES....................................................................1

         1.1      REGISTERED OFFICE.............................................................................1

         1.2      OTHER OFFICES.................................................................................1

ARTICLE II                 MEETINGS OF STOCKHOLDERS.............................................................1

         2.1      PLACE OF MEETINGS.............................................................................1

         2.2      ANNUAL MEETING................................................................................1

         2.3      SPECIAL MEETING...............................................................................1

         2.4      NOTICE OF STOCKHOLDERS' MEETINGS..............................................................2

         2.5      ADVANCE NOTICE OF STOCKHOLDER NOMINEES AND STOCKHOLDER BUSINESS...............................2

         2.6      MANNER OF GIVING NOTICE; AFFIDAVIT OF NOTICE..................................................3

         2.7      QUORUM........................................................................................3

         2.8      ADJOURNED MEETING, NOTICE.....................................................................3

         2.9      CONDUCT OF BUSINESS...........................................................................4

         2.10     VOTING........................................................................................4

         2.11     WAIVER OF NOTICE..............................................................................4

         2.12     STOCKHOLDER ACTION BY WRITTEN CONSENT WITHOUT A MEETING.......................................5

         2.13     RECORD DATE FOR STOCKHOLDER NOTICE; VOTING; GIVING CONSENTS...................................5

         2.14     PROXIES.......................................................................................6

         2.15     LIST OF STOCKHOLDERS ENTITLED TO VOTE.........................................................6

ARTICLE III                DIRECTORS............................................................................6

         3.1      POWERS........................................................................................6

         3.2      NUMBER OF DIRECTORS...........................................................................6

                                                        (i)

                                                                                                              PAGE
                                                                                                              ----

         3.3      ELECTION, QUALIFICATION AND TERM OF OFFICE OF DIRECTORS.......................................7

         3.4      RESIGNATION AND VACANCIES.....................................................................7

         3.5      PLACE OF MEETINGS; MEETINGS BY TELEPHONE......................................................8

         3.6      REGULAR MEETINGS..............................................................................8

         3.7      SPECIAL MEETINGS. NOTICE......................................................................8

         3.8      QUORUM........................................................................................8

         3.9      WAIVER OF NOTICE..............................................................................9

         3.10     BOARD ACTION BY WRITTEN CONSENT WITHOUT A MEETING.............................................9

         3.11     FEES AND COMPENSATION OF DIRECTORS............................................................9

         3.12     APPROVAL OF LOANS TO OFFICERS.................................................................9

         3.13     REMOVAL OF DIRECTORS.........................................................................10

ARTICLE IV                 COMMITTEES..........................................................................10

         4.1      COMMITTEES OF DIRECTORS......................................................................10

         4.2      COMMITTEE MINUTES............................................................................10

         4.3      MEETINGS AND ACTION OF COMMITTEES............................................................10

ARTICLE V                  OFFICERS............................................................................11

         5.1      OFFICERS.....................................................................................11

         5.2      APPOINTMENT OF OFFICERS......................................................................11

         5.3      SUBORDINATE OFFICERS.........................................................................11

         5.4      REMOVAL AND RESIGNATION OF OFFICERS, FILLING VACANCIES.......................................11

         5.5      CHAIRMAN OF THE BOARD........................................................................12

         5.6      CHIEF EXECUTIVE OFFICER......................................................................12

         5.7      PRESIDENT....................................................................................12

                                                       (ii)

                                                                                                              PAGE
                                                                                                              ----

         5.8      VICE PRESIDENTS..............................................................................12

         5.9      SECRETARY....................................................................................12

         5.10     CHIEF FINANCIAL OFFICER......................................................................13

         5.11     ASSISTANT SECRETARY..........................................................................13

         5.12     ASSISTANT TREASURER..........................................................................14

         5.13     REPRESENTATION OF SHARES OF OTHER CORPORATIONS...............................................14

         5.14     AUTHORITY AND DUTIES OF OFFICERS.............................................................14

ARTICLE VI                 INDEMNITY...........................................................................14

         6.1      THIRD PARTY ACTIONS..........................................................................14

         6.2      ACTIONS BY OR IN THE RIGHT OF THE CORPORATION................................................15

         6.3      SUCCESSFUL DEFENSE...........................................................................15

         6.4      DETERMINATION OF CONDUCT.....................................................................15

         6.5      PAYMENT OF EXPENSES IN ADVANCE...............................................................16

         6.6      INDEMNITY NOT EXCLUSIVE......................................................................16

         6.7      INSURANCE INDEMNIFICATION....................................................................16

         6.8      INCORPORATION................................................................................16

         6.9      EMPLOYEE BENEFIT PLANS.......................................................................16

         6.10     CONTINUATION OF INDEMNIFICATION AND ADVANCEMENT OF EXPENSES..................................17

ARTICLE VII                RECORDS AND REPORTS.................................................................17

         7.1      MAINTENANCE AND INSPECTION OF RECORDS........................................................17

         7.2      INSPECTION BY DIRECTORS......................................................................17

         7.3      ANNUAL STATEMENT TO STOCKHOLDERS.............................................................18

ARTICLE VIII               GENERAL MATTERS.....................................................................18

         8.1      CHECKS.......................................................................................18

                                                       (iii)

                                                                                                              PAGE
                                                                                                              ----

         8.2      EXECUTION OF CORPORATE CONTRACTS AND INSTRUMENTS.............................................18

         8.3      STOCK CERTIFICATES, PARTLY PAID SHARES.......................................................18

         8.4      SPECIAL DESIGNATION ON CERTIFICATES..........................................................19

         8.5      LOST CERTIFICATES............................................................................19

         8.6      CONSTRUCTION; DEFINITIONS....................................................................19

         8.7      DIVIDENDS....................................................................................20

         8.8      FISCAL YEAR..................................................................................20

         8.9      SEAL.........................................................................................20

         8.10     TRANSFER OF STOCK............................................................................20

         8.11     STOCK TRANSFER AGREEMENTS....................................................................20

         8.12     REGISTERED STOCKHOLDERS......................................................................20

ARTICLE IX                 AMENDMENTS..........................................................................21

                                                       (iv)

                                   APPENDIX E

                                 DELAWARE BYLAWS



                                     BYLAWS

                                       OF

                            SONOMAWEST HOLDINGS, INC.


                                   ARTICLE I
                                CORPORATE OFFICES

         1.1      REGISTERED OFFICE

         The registered office of the corporation shall be in the City of Wilmington, County of New Castle, State of Delaware. The name of the registered agent of the corporation at such location is The Corporation Trust Company.

         1.2      OTHER OFFICES

         The board of directors may at any time establish other offices at any place or places where the corporation is qualified to do business.

                                   ARTICLE II
                            MEETINGS OF STOCKHOLDERS

         2.1      PLACE OF MEETINGS

         Meetings of stockholders shall be held at any place, either within or without the State of Delaware, as may be designated by the board of directors or in the manner provided in these bylaws. In the absence of any such designation, stockholders' meetings shall be held at the registered office of the corporation in the State of Delaware.

         2.2      ANNUAL MEETING

         The annual meeting of stockholders shall be held each year on a date and at a time designated by the board of directors. At the meeting, directors shall be elected and any other proper business may be transacted.

         2.3      SPECIAL MEETING

         A special meeting of the stockholders may be called at any time by the board of directors, or by the chairman of the board, or by the president, or by one or more stockholders holding shares in the aggregate entitled to cast not less than ten percent of the votes at that meeting.

         If a special meeting is called by any person or persons other than the board of directors, the request shall be in writing, specifying the time of such meeting and the general nature of the business proposed to be transacted, and shall be delivered personally or sent by registered mail or by telegraphic or other facsimile transmission to the chairman of the board, the president or the secretary of the corporation. No business may be transacted at such special meeting otherwise than specified in such notice. The officer receiving the request shall cause notice to be promptly given to the stockholders entitled to vote, in accordance with the provisions of Sections 2.4 and 2.5 of this Article II, that a meeting will be held at the time requested by the person or persons calling the meeting, not less than ten (10) nor more than sixty (60) days after the receipt of the request. Nothing contained in this paragraph of this Section 2.3 shall be construed as limiting, fixing, or affecting the time when a meeting of stockholders called by action of the board of directors may be held.

         2.4      NOTICE OF STOCKHOLDERS' MEETINGS

         All notices of meetings with stockholders shall be in writing and shall be sent or otherwise given in accordance with Section 2.5 of these bylaws not less than ten (10) nor more than sixty (60) days before the date of the meeting to each stockholder entitled to vote at such meeting. The notice shall specify the place, date, and hour of the meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called.

         2.5      ADVANCE  NOTICE  OF  STOCKHOLDER   NOMINEES  AND   STOCKHOLDER
                  BUSINESS

         Subject to the rights of holders of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation,

                  (i)      nomination for the election of directors, and

                  (ii)     business   proposed   to  be   brought   before   any
                           stockholder meeting

may be made by the board of directors or proxy committee appointed by the board of directors or by any stockholder entitled to vote in the election of directors generally if such nomination or business proposed is otherwise proper business before such meeting. However, any such stockholder may nominate one or more persons for election as directors at a meeting or propose business to be brought before a meeting, or both, only if such stockholder has given timely notice in proper written form of their intent to make such nomination or nominations or to propose such business. To be timely, such stockholder's notice must be delivered to or mailed and received at the principal executive offices of the corporation not less than one hundred twenty (120) calendar days in advance of the first anniversary date of mailing of the corporation's proxy statement released to stockholders in connection with the previous year's annual meeting of stockholders; provided, however, that in the event that no annual meeting was held in the previous year or the date of the annual meeting has been changed by more than thirty (30) days from the date contemplated at the time of the previous year's proxy statement, notice by the stockholder to be timely must be so received a reasonable time before the solicitation is made. To be in proper form, a stockholder's notice to the secretary shall set forth:

                      (a) the name and address of the stockholder who intends to make the nominations or propose the business and, as the case may be, of the person or persons to be nominated or of the business to be proposed;

                      (b) a representation that the stockholder is a holder of record of stock of the corporation entitled to vote at such meeting and, if applicable, intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice;

                      (c) if applicable, a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder;

                      (d) such other information regarding each nominee or each matter of business to be proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission had the nominee been nominated, or intended to be nominated, or the matter been proposed, or intended to be proposed by the board of directors; and

                      (e) if applicable, the consent of each nominee to serve as director of the corporation if so elected.

         The chairman of the meeting shall refuse to acknowledge the nomination of any person or the proposal of any business not made in compliance with the foregoing procedure.

         2.6      MANNER OF GIVING NOTICE; AFFIDAVIT OF NOTICE

         Written notice of any meeting of stockholders, if mailed, is given when deposited in the United States mail, postage prepaid, directed to the stockholder at his address as it appears on the records of the corporation. An affidavit of the secretary or an assistant secretary or of the transfer agent of the corporation that the notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

         2.7      QUORUM

         The holders of a majority of the stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business except as otherwise provided by statute or by the certificate of incorporation. If, however, such quorum is not present or represented at any meeting of the stockholders, then either (i) the Chairman of the meeting or (ii) the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than an announcement at the meeting, until a quorum is present or represented. At such adjourned meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the meeting as originally noticed.

2.8      ADJOURNED MEETING, NOTICE

         When a meeting is adjourned to another time or place, unless these bylaws otherwise require, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting the corporation may transact any business that might have been transacted at the original meeting. If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

         2.9      CONDUCT OF BUSINESS

         The chairman of any meeting of stockholders shall determine the order of business and the procedure at the meeting, including such regulation of the manner of voting and the conduct of business.

         2.10     VOTING

         The stockholders entitled to vote at any meeting of stockholders shall be determined in accordance with the provisions of Section 2.12 of these bylaws, subject to the provisions of Sections 217 and 218 of the Delaware General Corporation Law (relating to voting rights of fiduciaries, pledgors and joint owners of stock and to voting trusts and other voting agreements).

         Except as provided in the last paragraph of this Section 2.10, or as may be otherwise provided in the certificate of incorporation, each stockholder shall be entitled to one vote for each share of capital stock held by such stockholder.

         At a stockholders' meeting at which directors are to be elected, each stockholder shall be entitled to cumulate votes (i.e., cast for any candidate a number of votes greater than the number of votes which such stockholder normally is entitled to cast) if the candidates' names have been properly placed in nomination (in accordance with these bylaws) prior to commencement of the voting and the stockholder requesting cumulative voting or any other stockholder voting at the meeting in person or by proxy has given notice prior to commencement of the voting of the stockholder's intention to cumulate votes. If cumulative voting is properly requested, each holder of stock, or of any class or classes or of a series or series thereof, who elects to cumulate votes shall be entitled to as many votes as equals the number of votes which (absent this provision as to cumulative voting) such person would be entitled to cast for the election of directors with respect to his shares of stock multiplied by the number of directors to be elected by such person, and that such person may cast all of such votes for a single director or may distribute them among the number to be voted for, or for any two or more of them, as such person may see fit.

         2.11     WAIVER OF NOTICE

         Whenever notice is required to be given under any provision of the Delaware General Corporation Law or of the certificate of incorporation or these bylaws, a written waiver, signed by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders, directors, or members of a committee of directors need be specified in any written waiver of notice unless so required by the certificate of incorporation or these bylaws.

         2.12     STOCKHOLDER ACTION BY WRITTEN CONSENT WITHOUT A MEETING

         Unless otherwise provided in the certificate of incorporation, any action required to be taken at any annual or special meeting of stockholders of a corporation, or any action that may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

         Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing. If the action which is consented to is such as would have required the filing of a certificate under any section of the Delaware General Corporation Law if such action had been voted on by stockholders at a meeting thereof, then the certificate filed under such section shall state, in lieu of any statement required by such section concerning any vote of stockholders, that written notice and written consent have been given as provided in Section 228 of the Delaware General Corporation Law.

         2.13     RECORD DATE FOR STOCKHOLDER NOTICE; VOTING; GIVING CONSENTS

         In order that the corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or entitled to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the board of directors may fix, in advance, a record date, which shall not be more than sixty (60) nor less than ten (10) days before the date of such meeting, nor more than sixty (60) days prior to any other action.

         If the board of directors does not so fix a record date:

                  (i) The record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held.

                  (ii) The record date for determining stockholders entitled to express consent to corporate action in writing without a meeting, when no prior action by the board of directors is necessary, shall be the first date on which a signed written consent is delivered to the corporation.

                  (iii) The record date for determining stockholders for any other purpose shall be at the close of business on the day on which the board of directors adopts the resolution relating thereto.

         A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the board of directors may fix a new record date for the adjourned meeting.

         2.14     PROXIES

         Each stockholder entitled to vote at a meeting of stockholders or to express consent or dissent to corporate action in writing without a meeting may authorize another person or persons to act for such stockholder by a written proxy, signed by such stockholder and filed with the secretary of the corporation, but no such proxy shall be voted or acted upon after three (3) years from its date, unless the proxy provides for a longer period. A proxy shall be deemed signed if such stockholders name is placed on the proxy by any reasonable means including, but not limited to, by facsimile signature, manual signature, writing, telegraphic transmission or otherwise, by such stockholder or such stockholder's attorney-in-fact. The revocability of a proxy that states on its face that it is irrevocable shall be governed by the provisions of
Section 212(e) of the Delaware General Corporation Law.

         2.15     LIST OF STOCKHOLDERS ENTITLED TO VOTE

         The officer who has charge of the stock ledger of a corporation shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof and may be inspected by any stockholder who is present. Such list shall presumptively determine the identity of the stockholders entitled to vote at the meeting and the number of shares held by each of them.

                                  ARTICLE III
                                    DIRECTORS

         3.1      POWERS

         Subject to the provisions of the Delaware General Corporation Law and any limitations in the certificate of incorporation or these bylaws relating to action required to be approved by the stockholders or by the outstanding shares, the business and affairs of the corporation shall be managed and all corporate powers shall be exercised by or under the direction of the board of directors.

         3.2      NUMBER OF DIRECTORS

         The authorized number of Directors of the corporation shall be not less than four (4) nor more than seven (7) until changed by an amendment of this section duly adopted by the stockholders of the corporation. The exact number of Directors shall be fixed , within the limits specified by the Board of Directors in the same manner provided for in these bylaws. The exact number of Directors shall be fixed at four (4) until changed by the Board of Director as provided for in these bylaws. No reduction of the authorized number of Directors shall have the effect of removing any Director before that Director's term of office expires.

         3.3      ELECTION, QUALIFICATION AND TERM OF OFFICE OF DIRECTORS

         Except as provided in Section 3.4 of these bylaws, directors shall be elected at each annual meeting of stockholders to hold office until the next annual meeting. Directors need not be stockholders unless so required by the certificate of incorporation or these bylaws, wherein other qualifications for directors may be prescribed. Each director, including a director elected to fill a vacancy, shall hold office until his successor is elected and qualified or until his earlier resignation or removal.

         Elections of directors need not be by written ballot.

         3.4      RESIGNATION AND VACANCIES

         Any director may resign at any time upon written notice to the attention of the Secretary of the corporation. When one or more directors shall resign from the board of directors, effective at a future date, a majority of the directors then in office, including those who have so resigned, shall have power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective, and each director so chosen shall hold office as provided in this section in the filling of other vacancies.

         Unless otherwise provided in the certificate of incorporation or these bylaws:

                  (i) Vacancies including any vacancy created by the removal of a director by the stockholders of the corporation and newly created directorships resulting from any increase in the authorized number of directors elected by all of the stockholders having the right to vote as a single class may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director.

                  (ii) Whenever the holders of any class or classes of stock or series thereof are entitled to elect one or more directors by the certificate of incorporation, vacancies and newly created directorships of such class or classes or series may be filled by a majority of the directors elected by such class or classes or series thereof then in office, or by a sole remaining director so elected.

         If at any time, by reason of death or resignation or other cause, the corporation should have no directors in office, then any officer or any stockholder or an executor, administrator, trustee or guardian of a stockholder, or other fiduciary entrusted with like responsibility for the person or estate of a stockholder, may call a special meeting of stockholders in accordance with the provisions of the certificate of incorporation or these bylaws, or may apply to the Court of Chancery for a decree summarily ordering an election as provided in Section 211 of the Delaware General Corporation Law.

         If, at the time of filling any vacancy or any newly created directorship, the directors then in office constitute less than a majority of the whole board (as constituted immediately prior to any such increase), then the Court of Chancery may, upon application of any stockholder or stockholders holding at least ten (10) percent of the total number of the shares at the time outstanding having the right to vote for such directors, summarily order an election to be held to fill any such vacancies or newly created directorships, or to replace the directors chosen by the directors then in office as aforesaid, which election shall be governed by the provisions of Section 211 of the Delaware General Corporation Law as far as applicable.

                  3.5      PLACE OF MEETINGS; MEETINGS BY TELEPHONE

         The board of directors of the corporation may hold meetings, both regular and special, either within or outside the State of Delaware.

         Unless otherwise restricted by the certificate of incorporation or these bylaws, members of the board of directors, or any committee designated by the board of directors, may participate in a meeting of such board of directors, or committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting pursuant to this section shall constitute presence in person at the meeting.

                  3.6      REGULAR MEETINGS

         Regular meetings of the board of directors may be held without notice at such time and at such place as shall from time to time be determined by the board.

                  3.7      SPECIAL MEETINGS. NOTICE

         Special meetings of the board of directors for any purpose or purposes may be called at any time by the chairman of the board, the president, any vice president, the secretary or any two (2) directors.

         Notice of the time and place of special meetings shall be delivered personally or by telephone to each director or sent by first-class mail or telegram, charges prepaid, addressed to each director at that director's address as it is shown on the records of the corporation. If the notice is mailed, it shall be deposited in the United States mail at least four (4) days before the time of the holding of the meeting. If the notice is delivered personally or by telephone or by telegram, it shall be delivered personally or by telephone or to the telegraph company at least forty-eight (48) hours before the time of the holding of the meeting. Any oral notice given personally or by telephone may be communicated either to the director or to a person at the office of the director who the person giving the notice has reason to believe will promptly communicate it to the director. The notice need not specify the purpose or the place of the meeting, if the meeting is to be held at the principal executive office of the corporation.

                  3.8      QUORUM

         At all meetings of the board of directors, a majority of the authorized number of directors shall constitute a quorum for the transaction of business and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the board of directors, except as may be otherwise specifically provided by statute, the certificate of incorporation, or these bylaws. If a quorum is not present at any meeting of the board of directors, then the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present.

         A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of directors, if any action taken is approved by at least a majority of the required quorum for that meeting.

         3.9      WAIVER OF NOTICE

         Whenever notice is required to be given under any provision of the Delaware General Corporation Law, the certificate of incorporation, or these bylaws, a written waiver thereof, signed by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when such person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the directors, or members of a committee of directors, need be specified in any written waiver of notice unless so required by the certificate of incorporation or these bylaws.

         3.10     BOARD ACTION BY WRITTEN CONSENT WITHOUT A MEETING

         Unless otherwise restricted by the certificate of incorporation or these bylaws, any action required or permitted to be taken at any meeting of the board of directors, or of any committee thereof may be taken without a meeting if all members of the board or committee, as the case may be, consent thereto in writing and the writing or writings are filed with the minutes of proceedings of the board or committee.

         3.11     FEES AND COMPENSATION OF DIRECTORS

         Unless otherwise restricted by the certificate of incorporation or these bylaws, the board of directors shall have the authority to fix the compensation of directors.

         3.12     APPROVAL OF LOANS TO OFFICERS

         Unless otherwise restructed by the certificate of incorporation, these bylaws or applicable law, the corporation may lend money to, or guarantee any obligation of, or otherwise assist any officer or other employee of the corporation or of its subsidiary, including any officer or employee who is a director of the corporation or its subsidiary, whenever, in the judgment of the directors, such loan, guaranty or assistance may reasonably be expected to benefit the corporation. The loan, guaranty or other assistance may be with or without interest and may be unsecured, or secured in such manner as the board of directors shall approve, including, without limitation, a pledge of shares of stock of the corporation. Nothing contained in this section shall be deemed to deny, limit or restrict the powers of guaranty or warranty of the corporation at common law or under any statute.

         3.13     REMOVAL OF DIRECTORS

         Unless otherwise restricted by statute, by the certificate of incorporation or by these bylaws, any director or the entire board of directors may be removed, with or without cause, by the holders of a majority of the shares then entitled to vote at an election of directors; provided, however, that, so long as stockholders of the corporation are entitled to cumulative voting, if less than the entire board is to be removed, no director may be removed without cause if the votes cast against his removal would be sufficient to elect such director if then cumulatively voted at an election of the entire board of directors or, if there be classes of directors, at an election of the class of directors of which such director is a part.

         No reduction of the authorized number of directors shall have the effect of removing any director prior to the expiration of such director's term of office.

                                   ARTICLE IV
                                   COMMITTEES

         4.1      COMMITTEES OF DIRECTORS

         The board of directors may, by resolution passed by a majority of the whole board, designate one or more committees, with each committee to consist of one or more of the directors of the corporation. The board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the board of directors to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the board of directors, or in the bylaws of the corporation, shall have and may exercise all the powers and authority of the board of directors in the management of the business and affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers that may require it; but no such committee shall have the power or authority (i) approving or adopting or recommending to the stockholders, any action or matter expressly required by the Delaware General Corporation Law to be submitted to stockholders for approval or
(ii) adopting, amending, or repealing any bylaws of the corporation; and, unless the board resolution establishing the committee, the bylaws or the certificate of incorporation expressly so provide, no such committee shall have the power or authority to declare a dividend, to authorize the issuance of stock, or to adopt a certificate of ownership and merger pursuant to Section 253 of the Delaware General Corporation Law.

         4.2      COMMITTEE MINUTES

         Each committee shall keep regular minutes of its meetings and report the same to the board of directors when required.

         4.3      MEETINGS AND ACTION OF COMMITTEES

         Meetings and actions of committees shall be governed by, and held and taken in accordance with, the provisions of Article III of these bylaws, Section
3.5  (place of  meetings  and

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meetings by  telephone),  Section 3.6 (regular  meetings),  Section 3.7 (special meetings and notice), Section 3.8 (quorum),  Section 3.9 (waiver of notice), and
Section 3.10 (action without a meeting), with such changes in the context of those bylaws as are necessary to substitute the committee and its members for the board of directors and its members; provided, however, that the time of regular meetings of committees may be determined either by resolution of the board of directors or by resolution of the committee, that special meetings of committees may also be called by resolution of the board of directors and that notice of special meetings of committees shall also be given to all alternate members, who shall have the right to attend all meetings of the committee. The board of directors may adopt rules for the government of any committee not inconsistent with the provisions of these bylaws.

                                   ARTICLE V
                                    OFFICERS

         5.1      OFFICERS

         The officers of the corporation shall be a chief financial officer and a secretary. The corporation may also have, at the discretion of the board of directors, a chairman of the board, a chief executive officer, a president, one or more vice presidents, one or more assistant vice presidents, one or more assistant secretaries, one or more assistant treasurers, and any such other officers as may be appointed in accordance with the provisions of Section 5.3 of these bylaws. Any number of offices may be held by the same person.

         5.2      APPOINTMENT OF OFFICERS

         The officers of the corporation, except such officers as may be appointed in accordance with the provisions of Sections 5.3 or 5.5 of these bylaws, shall be appointed by the board of directors, subject to the rights, if any, of an officer under any contract of employment.

         5.3      SUBORDINATE OFFICERS

         The board of directors may appoint, or empower, such other officers and agents as the business of the corporation may require, each of whom shall hold office for such period, have such authority, and perform such duties as are provided in these bylaws or as the board of directors may from time to time determine.

         5.4      REMOVAL AND RESIGNATION OF OFFICERS, FILLING VACANCIES

         Subject to the rights, if any, of an officer under any contract of employment, any officer may be removed, either with or without cause, by an affirmative vote of the majority of the board of directors at any regular or special meeting of the board or, except in the case of an officer chosen by the board of directors, by any officer upon whom such power of removal may be conferred by the board of directors.

         Any officer may resign at any time by giving written notice to the corporation. Any resignation shall take effect at the date of the receipt of that notice or at any later time specified in that notice; and, unless otherwise specified in that notice, the acceptance of the resignation

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shall  not be  necessary  to make  it  effective.  Any  resignation  is  without prejudice to the rights, if any, of the corporation under any contract to which the officer is a party.

         Any vacancy occurring in any office of the corporation shall be filled by the board of directors.

         5.5      CHAIRMAN OF THE BOARD

         The chairman of the board, if such an officer be elected, shall, if present, preside at meetings of the board of directors and exercise and perform such other powers and duties as may from time to time be assigned to the chairman of the board by the board of directors or as may be prescribed by these bylaws. If there is no president and no one has been appointed chief executive officer, then the chairman of the board shall also be the chief executive officer of the corporation and shall have the powers and duties prescribed in
Section 5.6 of these bylaws.

         5.6      CHIEF EXECUTIVE OFFICER

         The board of directors shall have the power to select a chief executive officer of the corporation who shall be subject to the control of the board of directors and have general supervision, direction and control of the business and the officers of the corporation. The chief executive officer shall preside at all meetings of the stockholders and, in the absence or nonexistence of a chairman of the board, at all meetings of the board of directors.

         5.7      PRESIDENT

         The president shall have the general powers and duties of management usually vested in the office of president of a corporation and shall have such other powers and duties as may be prescribed by the board of directors or these bylaws. In addition and subject to such supervisory powers, if any, as may be given by the board of directors to the chairman of the board, if no one has been appointed chief executive officer, the president shall be the chief executive officer of the corporation and shall, subject to the control of the board of directors, have the powers and duties described in Section 5.6.

         5.8      VICE PRESIDENTS

         In the absence or disability of the president, the vice presidents, if any, in order of their rank as fixed by the board of directors or, if not ranked, a vice president designated by the board of directors, shall perform all the duties of the president and when so acting shall have all the powers of, and be subject to all the restrictions upon, the president The vice presidents shall have such other powers and perform such other duties as from time to time may be prescribed for them respectively by the board of directors, these bylaws, the president or the chairman of the board.

         5.9      SECRETARY

         The secretary shall keep or cause to be kept, at the principal executive office of the corporation or such other place as the board of directors may direct, a book of minutes of all meetings and actions of directors, committees of directors, and stockholders. The minutes shall

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show the time and place of each  meeting,  whether  regular or special  (and, if special, how authorized and the notice given), the names of those present at directors' meetings or committee meetings, the number of shares present or represented at stockholders' meetings, and the proceedings thereof.

         The secretary shall keep, or cause to be kept, at the principal executive office of the corporation or at the office of the corporation's transfer agent or registrar, as determined by resolution of the board of directors, a share register, or a duplicate share register, showing the names of all stockholders and their addresses, the number and classes of shares held by each, the number and date of certificates evidencing such shares, and the number and date of cancellation of every certificate surrendered for cancellation.

         The secretary shall give, or cause to be given, notice of all meetings of the stockholders and of the board of directors required to be given by law or by these bylaws. The secretary shall keep the seal of the corporation, if one be adopted, in safe custody and shall have such other powers and perform such other duties as may be prescribed by the board of directors or by these bylaws.

         5.10     CHIEF FINANCIAL OFFICER

         The chief financial officer shall keep and maintain, or cause to be kept and maintained, adequate and correct books and records of accounts of the properties and business transactions of the corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital retained earnings, and shares. The books of account shall at all reasonable times be open to inspection by any director.

         The chief financial officer shall deposit all moneys and other valuables in the name and to the credit of the corporation with such depositories as may be designated by the board of directors. The chief financial officer shall disburse the funds of the corporation as may be ordered by the board of directors, shall render to the president and directors, whenever they request it, an account of all his transactions as chief financial officer and of the financial condition of the corporation, and shall have other powers and perform such other duties as may be prescribed by the board of directors or these bylaws.

         The chief financial officer shall be the treasurer of the corporation.

         5.11     ASSISTANT SECRETARY

         The assistant secretary, or, if there is more than one, the assistant secretaries in the order determined by the stockholders or board of directors (or if there be no such determination, then in the order of their election) shall, in the absence of the secretary or in the event of his or her inability or refusal to act, perform the duties and exercise the powers of the secretary and shall perform such other duties and have such other powers as may be prescribed by the board of directors or these bylaws.

         5.12     ASSISTANT TREASURER

         The assistant treasurer, or, if there is more than one, the assistant treasurers, in the order determined by the stockholders or board of directors (or if there be no such determination, then in the order of their election), shall, in the absence of the chief financial officer or in the event of his or her inability or refusal to act, perform the duties and exercise the powers of the chief financial officer and shall perform such other duties and have such other powers as may be prescribed by the board of directors or these bylaws.

         5.13     REPRESENTATION OF SHARES OF OTHER CORPORATIONS

         The chairman of the board, the president, any vice president, the chief financial officer, the secretary or assistant secretary of this corporation, or any other person authorized by the board of directors or the president or a vice president, is authorized to vote, represent, and exercise on behalf of this corporation all rights incident to any and all shares of any other corporation or corporations standing in the name of this corporation. The authority granted herein may be exercised either by such person directly or by any other person authorized to do so by proxy or power of attorney duly executed by such person having the authority.

         5.14     AUTHORITY AND DUTIES OF OFFICERS

         In addition to the foregoing authority and duties, all officers of the corporation shall respectively have such authority and perform such duties in the management of the business of the corporation as may be designated from time to time by the board of directors or the stockholders.

                                   ARTICLE VI
                                    INDEMNITY

         6.1      THIRD PARTY ACTIONS

         The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that such person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement (if such settlement is approved in advance by the corporation, which approval shall not be unreasonably withheld) actually and reasonably incurred by such person in connection with such action, suit or proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe such person's conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which the person reasonably believed to be in or not opposed to the best interest of the corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that the person's conduct was unlawful.

         6.2      ACTIONS BY OR IN THE RIGHT OF THE CORPORATION

         The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person is or was a director, officer, employee or agent of corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, tug or other enterprise against expenses (including attorneys' fees) and amounts paid in settlement (if such settlement is approved in advance by the corporation, which approval shall not be unreasonably withheld) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if such person acted in good faith and in manner such person reasonably believed to be in or not opposed to the best interests of the corporation, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Delaware Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Delaware Court of Chancery or such other court shall deem proper. Notwithstanding any other provision of this Article VI, no person shall be indemnified hereunder for any expenses or amounts paid in settlement with respect to any action to recover short-swing profits under Section 16(b) of the Securities Exchange Act of 1934, as amended.

         6.3      SUCCESSFUL DEFENSE

         To the extent that a director, officer, employee or agent of the corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Sections 6.1 and 6.2, or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by such person in connection therewith.

         6.4      DETERMINATION OF CONDUCT

         Any indemnification under Sections 6.1 and 6.2 (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that the indemnification of the director, officer, employee or agent is proper in the circumstances because such person has met the applicable standard of conduct set forth in Sections 6.1 and 6.2. Such determination shall be made (1) by the Board of Directors or the Executive Committee by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding or (2) or if such quorum is not obtainable or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (3) by the stockholders. Notwithstanding the foregoing, a director, officer, employee or agent of the Corporation shall be entitled to contest any determination that the director, officer, employee or agent has not met the applicable standard of conduct set forth in Sections 6.1 and 6.2 by petitioning a court of competent jurisdiction.

         6.5      PAYMENT OF EXPENSES IN ADVANCE

         Expenses incurred in defending a civil or criminal action, suit or proceeding, by an individual who may be entitled to indemnification pursuant to
Section 6.1 or 6.2, shall be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of the director, officer, employee or agent to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the corporation as authorized in this Article VI.

         6.6      INDEMNITY NOT EXCLUSIVE

         The indemnification and advancement of expenses provided by or granted pursuant to the other sections of this Article VI shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any by-law, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in such person's official capacity and as to action in another capacity while holding such office.

         6.7      INSURANCE INDEMNIFICATION

         The corporation shall have the power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, bust or other enterprise, against any liability asserted against such person and incurred by such person in any such capacity or arising out of such person's status as such, whether or not the corporation would have the power to indemnify such person against such liability under the provisions of this
Article VI.

         6.8      INCORPORATION

         For purposes of this Article VI, references to "the corporation" shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, and employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under and subject to the provisions of this Article VI (including, without limitation the provisions of Section 6.4) with respect to the resulting or surviving corporation as such person would have with respect to such constituent corporation if its separate existence had continued.

         6.9      EMPLOYEE BENEFIT PLANS

         For purposes of this Article VI, references to "other enterprises" shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to "serving at the request of the corporation" shall include any service as a director, officer, employee or agent of the corporation which imposes duties on, or involves services by, such director, officer, employee, or agent with respect to an employee benefit plan, its participants, or beneficiaries; and a person who acted in good faith and in a manner such person reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the corporation" as referred to in this Article VI.

         6.10     CONTINUATION OF INDEMNIFICATION AND ADVANCEMENT OF EXPENSES

         The indemnification and advancement of expenses provided by, or granted pursuant to, this Article VI shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

                                  ARTICLE VII
                               RECORDS AND REPORTS

         7.1      MAINTENANCE AND INSPECTION OF RECORDS

         The corporation shall, either at its principal executive officer or at such place or places as designated by the board of directors, keep a record of its stockholders listing their names and addresses and the number and class of shares held by each stockholder, a copy of these bylaws as amended to date, accounting books, and other records.

         Any stockholder of record, in person or by attorney or other agent, shall, upon written demand under oath stating the purpose thereof, have the right during the usual hours for business to inspect for any proper purpose the corporation's stock ledger, a list of its stockholders, and its other books and records and to make copies or extracts therefrom. A proper purpose shall mean a purpose reasonably related to such person's interest as a stockholder. In every instance where an attorney or other agent is the person who seeks the right to inspection, the demand under oath shall be accompanied by a power of attorney or such other writing that authorizes the attorney or other agent so to act on behalf of the stockholder. The demand under oath shall be directed to the corporation at its registered office in Delaware or at its principal place of business.

         The officer who has charge of the stock ledger of the corporation shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

         7.2      INSPECTION BY DIRECTORS

         Any director shall have the right to examine the corporation's stock ledger, a list of its stockholders, and its other books and records for a purpose reasonably related to his position as a director. The Court of Chancery is hereby vested with the exclusive jurisdiction to determine whether a director is entitled to the inspection sought. The Court may summarily order the corporation to permit the director to inspect any and all books and records, the stock ledger, and the stock list and to make copies or extracts therefrom. The Court may, in its discretion, prescribe any limitations or conditions with reference to the inspection, or award such other and further relief as the Court may deem just and proper.

         7.3      ANNUAL STATEMENT TO STOCKHOLDERS

         The board of directors shall present at each annual meeting, and at any special meeting of the stockholders when called for by vote of the stockholders, a full and clear statement of the business and condition of the corporation.

                                  ARTICLE VIII
                                 GENERAL MATTERS

         8.1      CHECKS

         From time to time, the board of directors shall determine by resolution which person or persons may sip or endorse all checks, drafts, other orders for payment of money, notes or other evidences of indebtedness that are issued in the name of or payable to the corporation, and only the persons so authorized shall sign or endorse those instruments.

         8.2      EXECUTION OF CORPORATE CONTRACTS AND INSTRUMENTS

         The board of directors, except as otherwise provided in these bylaws, may authorize any officer or officers, or agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the corporation; such authority may be general or confined to specific instances. Unless so authorized or ratified by the board of directors or within the agency power of an officer, no officer, agent or employee shall have any power or authority to bind the corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.

         8.3      STOCK CERTIFICATES, PARTLY PAID SHARES

         The shares of the corporation shall be represented by certificates, provided that the board of directors of the corporation may provide by resolution or resolutions that some or all of any or all classes or series of its stock shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the corporation. Notwithstanding the adoption of such a resolution by the board of directors, every holder of stock represented by certificates and upon request every holder of uncertificated shares shall be entitled to have a certificate signed by, or in the name of the corporation by the chairman or vice-chairman of the board of directors, or the president or vice-president, and by the chief financial officer or an assistant treasurer, or the secretary or an assistant secretary of such corporation representing the number of shares registered in certificate form. Any or all of the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate has ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if such person were such officer, transfer agent or registrar at the date of issue.

         The corporation may issue the whole or any part of its shares as partly paid and subject to call for the remainder of the consideration to be paid therefor. Upon the face or back of each stock certificate issued to represent any such partly paid shares, upon the books and records of the corporation in the case of uncertificated partly paid shares, the total amount of the consideration to be paid therefor and the amount paid thereon shall be stated. Upon the declaration of any dividend on fully paid shares, the corporation shall declare a dividend upon partly paid shares of the same class, but only upon the basis of the percentage of the consideration actually paid thereon.

         8.4      SPECIAL DESIGNATION ON CERTIFICATES

         If the corporation is authorized to issue more than one class of stock or more than one series of any class, then the powers, the designations, the preferences, and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate that the corporation shall issue to represent such class or series of stock; provided, however, that, except as otherwise provided in Section 202 of the General Corporation Law of Delaware, in lieu of the foregoing requirements there may be set forth on the face or back of the certificate that the corporation shall issue to represent such class or series of stock a statement that the corporation will furnish without charge to each stockholder who so requests the powers, the designations, the preferences, and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations, or restrictions of such preferences and/or rights.

         8.5      LOST CERTIFICATES

         Except as provided in this Section 8.5, no new certificates for shares shall be issued to replace a previously issued certificate unless the latter is surrendered to the corporation and canceled at the same time. The corporation may issue a new certificate of stock or uncertificated shares in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the corporation may require the owner of the lost, stolen or destroyed certificate, or his legal representative, to give the corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate or uncertificated shares.

         8.6      CONSTRUCTION; DEFINITIONS

         Unless the context requires otherwise, the general provisions, rules of construction, and definitions in the Delaware General Corporation Law shall govern the construction of these bylaws. Without limiting the generality of this provision, the singular number includes the plural, the plural number includes the singular, and the term "person" includes both a corporation and a natural person.

         8.7      DIVIDENDS

         The directors of the corporation, subject to any restrictions contained in (i) the Delaware General Corporation Law or (ii) the certificate of incorporation, may declare and pay dividends upon the shares of its capital stock. Dividends may be paid in cash, in property, or in shares of the corporation's capital stock.

         The directors of the corporation may set apart out of any of the funds of the corporation available for dividends a reserve or reserves for any proper purpose and may abolish any such reserve. Such purposes shall include but not be limited to equalizing dividends, repairing or maintaining any property of the corporation, and meeting contingencies.

         8.8      FISCAL YEAR

         The fiscal year of the corporation shall be fixed by resolution of the board of directors and may be changed by the board of directors.

         8.9      SEAL

         The corporation may adopt a corporate seal, which shall be adopted and which may be altered by the board of directors, and may use the same by causing it or a facsimile thereof to be impressed or affixed or in any other manner reproduced.

         8.10     TRANSFER OF STOCK

         Upon surrender to the corporation or the transfer agent of the corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignation or authority to transfer, it shall be the duty of the corporation to issue a new certificate to the person entitled thereto, cancel the old certificate, and record the transaction in its books.

         8.11     STOCK TRANSFER AGREEMENTS

         The corporation shall have power to enter into and perform any agreement with any number of stockholders of any one or more classes of stock of the corporation to restrict the transfer of shares of stock of the corporation of any one or more classes owned by such stockholders in any manner not prohibited by the Delaware General Corporation Law.

         8.12     REGISTERED STOCKHOLDERS

         The corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends and to vote as such owner, shall be entitled to hold liable for calls and assessments the person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of another person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.

                                   ARTICLE IX
                                   AMENDMENTS

         The bylaws of the corporation may be adopted, amended or repealed by the stockholders entitled to vote; provided, however, that the corporation may, in its certificate of incorporation, confer the power to adopt amend or repeal bylaws upon the directors. The fact that such power has been so conferred upon the directors shall not divest the stockholders of the power, nor limit their power to adopt, amend or repeal bylaws.

                        CERTIFICATE OF ADOPTION OF BYLAWS

                                       OF

                            SONOMAWEST HOLDINGS, INC.

                            CERTIFICATE BY SECRETARY

         The undersigned hereby certifies that he is the duly elected, qualified, and acting Secretary of SonomaWest Holdings, Inc. and that the foregoing Bylaws, comprising twenty-one (21) pages, were adopted as the Bylaws of the corporation on September __, 2004 by the board of directors of the corporation.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and affixed the corporate seal this September __, 2004.



                                                --------------------------------
                                                Matthew J. Ertman, Secretary